SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported) August 5, 2002



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                              1-3247              16-0393470
(State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation)                     File Number)        Identification No.)



                  One Riverfront Plaza, Corning, New York 14831
               (Address of principal executive offices) (Zip Code)


                                 (607) 974-9000
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On August 5, 2002, Corning Incorporated, a New York Corporation (the "Company") filed a Certificate of Amendment of the Certificate of Incorporation with the New York State Secretary of State concerning the 7.00% Series C Mandatory Convertible Preferred Stock ("Series C Preferred Stock"). On August 6, 2002, the Company entered into Pledge, Assignment and Collateral Agency Agreement (the "Collateral Agreement") with Citibank, N.A. as holder of a promissory note for the benefit of holders of the Series C Preferred Stock. Also on August 6, 2002, the Company entered into a Paying Agency Agreement with Citibank, N.A. as paying agent in connection with certain annual dividends, payable quarterly, to holders of the Series C Preferred Stock issued by the Company. The Certificate of
Amendment, the Collateral Agreement, and the Paying Agency Agreement are attached hereto as Exhibits 99.1, 99.2, and 99.3 to this Current Report.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Certificate of Amendment of the Certificate of Incorporation of Corning Incorporated filed August 5, 2002.
99.2 Pledge, Assignment and Collateral Agency Agreement between Corning Incorporated and Citibank, N.A. dated August 6, 2002.
99.3 Paying Agency Agreement between Corning Incorporated and Citibank, N.A. dated August 6, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  August 7, 2002         By  /s/    DENISE A. HAUSELT
                                         ---------------------------------------
                                         Denise A. Hauselt
                                         Assistant General Counsel and Secretary

                                INDEX TO EXHIBITS
                                -----------------




(c)  Exhibits

99.1 Certificate of Amendment of the Certificate of Incorporation of Corning Incorporated filed August 5, 2002.
99.2 Pledge, Assignment and Collateral Agency Agreement between Corning Incorporated and Citibank, N.A. dated August 6, 2002.
99.3 Paying Agency Agreement between Corning Incorporated and Citibank, N.A. dated August 6, 2002.

                                                                    Exhibit 99.1

                                 New York State
                               Department of State
                     Division of Corporations, State Records
                           and Uniform Commercial Code
                                 41 State Street
                                Albany, NY 12231

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION OF
                              CORNING INCORPORATED
                Under Section 805 of the Business Corporation Law
--------------------------------------------------------------------------------



     WE, WENDELL P. WEEKS and DENISE A. HAUSELT, being, respectively, the President and Chief Operating Officer and Secretary of Corning Incorporated, a corporation organized under the laws of the State of New York, DO HEREBY CERTIFY as follows:

     FIRST: The name of the Corporation is Corning Incorporated. The Corporation was formed under the name Corning Glass Works.

     SECOND: The Certificate of Incorporation of the Corporation (being the Preliminary Certificate of Consolidation Forming the Corporation) was filed in the Office of the Secretary of State of the State of New York on December 24, 1936.

     THIRD: The said Certificate of Incorporation, as amended and restated, is hereby amended pursuant to Sections 502(c), 502(d) and 805 of the Business Corporation Law by the addition of the following provisions, stating the number, designation, relative rights, preferences and limitations of a series of Series Preferred Stock, par value $100 per share, as fixed by the Board of Directors of the Corporation before the issuance of such shares, such provisions so added to be designated as paragraph 4C of the Restated Certificate of Incorporation of the Corporation and to read as follows:

     4C. 7.00% Series C Mandatory Convertible Preferred Stock

     (1) Designation and Amount.

     The shares of this series of Preferred Stock shall be designated as "7.00% Series C Mandatory Convertible Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting such series shall be 5,750,000, with a par value of $100 per share.

     (2) Ranking.

     The Series C Preferred Stock shall rank, as to payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Corporation, (a) senior to the Common Stock, (b) senior to the Series A Preferred Stock and (c) junior to the Series B Preferred Stock.

     (3) Dividends.

     (a) Dividends on the Series C Preferred Stock will be payable quarterly on each Dividend Payment Date, at the annual rate of $7.00 per share. The initial dividend on the Series C Preferred Stock for the first Dividend Period, commencing on the date of first issuance of the Series C Preferred Stock (assuming a date of first issuance of August 6, 2002), to but excluding November 16, 2002, will be $1.925 per share, and will be payable on November 16, 2002. Each subsequent quarterly dividend on the Series C Preferred Stock will be $1.750 per share. Dividends payable on a Dividend Payment Date will be payable to Record Holders for the applicable Dividend Payment Date.

     (b) The amount of dividends payable on each share of Series C Preferred Stock for each full quarterly period will be computed by dividing the annual dividend by four. The amount of dividends payable for any other period that is shorter or longer than a full quarterly dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Accumulated but unpaid dividends on the Series C Preferred Stock shall cumulate from the Dividend Payment Date on which they become payable, but no interest shall accrue on accumulated but unpaid dividends on the Series C Preferred Stock.

     (c) All dividends payable on the Series C Preferred Stock through the Mandatory Conversion Date will become immediately due and payable, if any of the following events occurs:

          (i) the rating on the Corporation's long-term debt is reduced to "Ca" or below by Moody's or "CC" or below by Standard & Poor's;

          (ii) the Corporation fails to comply with any of the provisions of this Certificate of Amendment or the Promissory Note; or

          (iii)  the   Corporation  or  any  of  the   Corporation's   principal
     subsidiaries  pursuant to or under or within the meaning of any  Bankruptcy
     Law:

               (A) commences a voluntary case or proceeding;

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (D) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

               (E) consents to the filing of such petition or the appointment of or taking possession by Custodian; or

               (F) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (1) is for  relief  against  the  Corporation  or any of the
               Corporation's principal subsidiaries in an involuntary case or proceeding, or adjudicates the Corporation or any of the Corporation's principal subsidiaries insolvent or bankrupt;

                    (2) appoints a Custodian of the Corporation or any of the Corporation's principal subsidiaries or for any substantial part of its property; or

                    (3) orders the winding up or liquidation of the  Corporation or any of the Corporation's principal subsidiaries;

         and the order or decree remains unstayed and in effect for 60 days.

     (4) Payment Restrictions.

     (a) Unless all accrued and unpaid dividends on the Series C Preferred Stock for all prior Dividend Periods have been paid, the Corporation may not:

          (i) take any of the following actions with respect to any of its capital stock that ranks junior to the Series C Preferred Stock as to payment of dividends or distribution of assets upon dissolution, liquidation or winding up of the Corporation, including any and all shares of Common Stock and the Series A Preferred Stock issued in the future, if any:

               (A) declare or pay any dividend or make any distribution of assets on any of the Corporation's capital stock that ranks junior to the Series C Preferred Stock as to payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, other than dividends or distributions in the form of the Corporation's capital stock that ranks junior to the Series C Preferred Stock as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation; or

               (B) redeem, purchase or otherwise acquire any of the Corporation's capital stock that ranks junior to the Series C Preferred Stock as to payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, except upon conversion or exchange for the Corporation's capital stock that ranks junior to the Corporation's Series C Preferred Stock as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation.

          (ii) redeem, purchase or otherwise acquire any of the Corporation's capital stock that ranks pari passu with the Series C Preferred Stock as to payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, except for conversion or exchange for the Corporation's capital stock that ranks junior to the Series C Preferred Stock as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation.

     (5) Voting Rights.

     (a) Except as otherwise required by law or set forth herein, Holders of the Series C Preferred Stock are not entitled to any voting rights and their consent shall not be required for the taking of any corporate action.

     (b) So long as any of the Series C Preferred Stock is outstanding, the Corporation will not, without the approval of the Holders of at least 66?% of the Series C Preferred Stock then outstanding, given in person or by proxy either at a regular meeting or at a special meeting called for that purpose, at which the Holders of the Series C Preferred Stock shall vote separately as a series, amend any of the provisions of the Corporation's Certificate of Incorporation, as amended and restated, so as to affect adversely the powers, preferences, privileges or rights of the Holders of the Series C Preferred Stock; provided that the amendment of the provisions of the Corporation's Certificate of Incorporation so as to authorize or create, or increase the authorized amount of any shares ranking junior or pari passu as to payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Corporation to the Series C Preferred Stock shall not be deemed to affect aversely the powers, preferences, privileges or rights of the Holders of the Series C Preferred Stock.

     (c) So long as any of the Series C Preferred Stock is outstanding, the Corporation will not, without the approval of the holders of at least 80% of the Series C Preferred Stock then outstanding and all shares of any other series of the Corporation's Series Preferred Stock ranking pari passu as to dividends or distribution of assets upon dissolution, liquidation or winding up of the Corporation with the Series C Preferred Stock then outstanding, voting together as a single class, given in person or by proxy either at a regular meeting or at a special meeting called for that purpose:

          (i) issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any stock of any class ranking senior to the Series C Preferred Stock as to dividends or distribution of assets upon dissolution, liquidation or winding up of the Corporation; or

          (ii) reclassify any of the Corporation's authorized stock into any stock of any class, or any obligation or security convertible into or evidencing a right to purchase such stock, ranking senior to the Series C Preferred Stock as to dividends or distribution of assets upon dissolution, liquidation or winding up of the Corporation, provided  that the  Corporation  may take any of the actions  described  in this
Section 5(c) to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any stock ranking junior to or pari passu with the Series C Preferred Stock as to dividends or distribution of assets upon dissolution, liquidation or winding up of the Corporation without the vote of any Holder of the Series C Preferred Stock.

     (6) Liquidation, Dissolution or Winding Up.

     (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of the Series C Preferred Stock at the time outstanding will be entitled to receive, out of the net assets of the Corporation available for distribution to stockholders (subject to the rights of the holders of any stock of the Corporation then outstanding ranking senior to or pari passu with the Series C Preferred Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation and before any amount shall be paid or distributed with respect to holders of any stock of the Corporation then outstanding ranking junior to the Series C Preferred Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation), a liquidating distribution in the amount of $100.00 per share, plus an amount equal to the sum of all accrued and unpaid dividends, whether or not earned, for the then-current Dividend Period and all prior Dividend Periods. After the payment to the Holders of the Series C Preferred Stock of the full amounts provided in this Section 6(a), the Holders of the Series C Preferred Stock will have no right or claim to any of the Corporation's remaining assets.

     (b) For the purpose of this Section 6, none of the following shall be deemed a voluntary or involuntary liquidation, dissolution or winding up of the
Corporation:

          (i) the sale of all or substantially all of the Corporation's property or business;

          (ii) the merger or consolidation of the Corporation into or with any other corporation; or

          (iii) the merger or consolidation of any other corporation into or with the Corporation.

     (c) If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series C Preferred Stock then outstanding are not paid in full as provided in Section 6(a) hereof, no distribution shall be made on account of any stock ranking pari passu with the Series C Preferred Stock as to the distribution of assets upon that liquidation, dissolution or winding up unless a pro rata distribution is made on the Series C Preferred Stock. The Holders of the Series C Preferred Stock then outstanding and the holders of any stock of the Corporation ranking pari passu with the Series C Preferred Stock then outstanding shall share ratably in any distribution of assets upon such liquidation, dissolution or winding up. The amount allocable to each series of stock ranking pari passu as to dividends or distribution of assets upon dissolution, liquidation or winding up of the Corporation then outstanding will be based on the proportion of their full respective liquidation preference to the aggregate liquidation preference of the outstanding shares of each such series. After the payment to the Holders of the Series C Preferred Stock and all other series of stock ranking pari passu as to payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Corporation of the full amounts provided in this Section 6(c), the Holders of the Series C Preferred Stock and the holders of all other series of stock ranking pari passu as to payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Corporation will have no right or claim to any of the Corporation's remaining assets.

     (d) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to holders of Series C Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than twenty calendar days prior to any payment date stated therein, to the Holders of Series C Preferred Stock, at the address shown on the books of the Corporation or the Transfer Agent; provided, however, that a failure to give notice as provided above or any defect therein shall not affect the Corporation's ability to consummate a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     (7) Automatic Conversion on the Mandatory Conversion Date.

     (a) Each share of Series C Preferred Stock will automatically convert (unless previously converted at the option of the Holder in accordance with Section 8 hereof or pursuant to an exercise of a Merger Early Settlement right pursuant to Section 9 hereof) on the Mandatory Conversion Date, into a number of newly issued shares of Common Stock equal to the Conversion Rate.

     (b) The "Conversion Rate" shall be as follows:

          (i) if the "Applicable Market Value" of the Common Stock is equal to or greater than $1.968 (the "Threshold Appreciation Price"), the Conversion Rate shall be equal to 50.813 shares of Common Stock per share of Series C Preferred Stock;

          (ii) if the Applicable Market Value of the Common Stock is less than the Threshold Appreciation Price but greater than $1.60 (the "Initial Price"), the Conversion Rate shall be equal to $100.00 divided by the Applicable Market Value of the Common Stock; and

          (iii) If the Applicable Market Value of the Common Stock is less than or equal to the Initial Price, the Conversion Rate shall be equal to 62.500 shares of Common Stock per share of Series C Preferred Stock, in each case, subject to adjustment in accordance with the provisions of Section 13 hereof.

     (8) Conversion at the Option of the Holder.

     (a) Shares of the Series C Preferred Stock are convertible, in whole or in part, at any time prior to the Mandatory Conversion Date, into shares of Common Stock at the rate of 50.813 shares of Common Stock per share of Series C Preferred Stock, subject to adjustments as set forth under Section 13 hereof. In addition, the Corporation shall make a payment to Holders who so convert their shares of Series C Preferred Stock, in cash, in an amount equal to the Market Value at that time of the portfolio of U.S. Treasury Securities that, upon maturity thereof, would be sufficient to pay that portion of amounts then due and unpaid under the Promissory Note that corresponds to the Corporation's obligation to pay accrued and unpaid dividends on such Holder's Series C Preferred Stock being converted that otherwise would be payable, if such shares of Series C Preferred Stock were not converted early in accordance with this
Section  8, from and after such  conversion  is  effective  in  accordance  with
Section 10(e) hereof through the Mandatory Conversion Date.

     (b) Record Holders shall be entitled to receive the dividend payable on their converted shares of Series C Preferred Stock on the corresponding Dividend Payment Date notwithstanding the conversion pursuant to this Section 8 of such shares after the close of business on a Record Date but before the opening of business on the corresponding Dividend Payment Date. In such event, any cash amount due and payable by the Corporation to the Holder pursuant to Section 8(a) will be decreased by an amount equal to the amount of dividend to be paid on such Dividend Payment Date.

     (9) Early Conversion Upon Cash Merger.

     (a) In the event of a merger or  consolidation  of the  Corporation  of the type described in Section 13(f) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event, a "Cash Merger"), then the Corporation (or the successor to the Corporation, as the case may be) shall be required to offer to the Holders of the Series C Preferred Stock the right to convert their shares of Series C Preferred Stock prior to the Mandatory Conversion Date (such right of the Holders to convert their shares pursuant to this Section 9(a) being the "Merger Early Settlement") as provided herein.

     (b) On or before the fifth Business Day after the consummation of a Cash Merger, the Corporation or, at the request and expense of the Corporation, the Transfer Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the Merger Early Settlement right arising as a result thereof. The Corporation shall also deliver a copy of such notice to the Transfer Agent. Each such notice shall contain:

          (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (such date being the "Merger Early Settlement Date");

          (ii) the date, which shall be on or one Business Day prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

          (iii) the Conversion Rate in effect on the Trading Day immediately preceding such Cash Merger (calculated as if the Trading Day immediately preceding such Cash Merger were the Mandatory Conversion Date) and the kind and amount of securities, cash and other property receivable per share of Series C Preferred Stock by the Holder upon conversion of shares of Series C Preferred Stock pursuant to Section 9(d); and

          (iv) the instructions a Holder must follow to exercise the Merger Early Settlement right.

     (c) To exercise a Merger Early Settlement right, a Holder shall deliver to the Transfer Agent at its Corporate Trust Office by 5:00 p.m., New York City time on or one Business Day prior to the date by which the Merger Settlement Right must be exercised as specified in the notice, the certificate(s) (if such shares are held in certificated form) evidencing the shares of Series C Preferred Stock with respect to which the Merger Early Settlement right is being exercised, duly assigned or endorsed for transfer to the Corporation, or accompanied by duly executed stock powers relating thereto, or in blank, with a written notice to the Corporation stating the Holder's intention to convert early in connection with the Cash Merger and providing the Corporation with payment instructions.

     (d) If the Holder exercises its Merger Early Settlement right pursuant to the terms hereof, on the Merger Early Settlement Date, the Corporation shall deliver or cause to be delivered the net cash, securities and other property entitled to be received by such exercising Holder, determined by assuming the Holder had converted its shares of Series C Preferred Stock immediately before the Cash Merger at the Conversion Rate calculated in accordance with Section 9(b)(iii) hereof. In the event a Merger Early Settlement right is exercised by a Holder in accordance with the terms hereof, all references herein to Mandatory Conversion Date shall be deemed to refer to such Merger Early Settlement Date.

     (e) If the Holder does not elect to exercise its Merger Early Settlement right pursuant to this Section 9, in lieu of shares of Common Stock, the Corporation shall deliver on the Mandatory Conversion Date, at the Conversion
Rate in effect on that date, the net cash, securities and other property for which the Common Stock was exchangeable in connection with the Cash Merger.

     (f) Upon a Merger Early Settlement, the Transfer Agent shall, in accordance with the instructions provided by the Holder thereof in the written notice provided to the Corporation as set forth above, deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided herein.

     (g) In the event that a Merger Early Settlement is effected with respect to shares of Series C Preferred Stock representing less than all the shares of Series C Preferred Stock held by a Holder, upon such Merger Early Settlement the Corporation (or the successor to the Corporation, as the case may be) shall execute and the Transfer Agent shall, unless otherwise instructed in writing, authenticate, countersign and deliver to the Holder thereof, at the expense of the Corporation, a certificate evidencing the shares as to which Merger Early Settlement was not effected.

     (10) Conversion Procedures.

     (a) Any Holder of shares of Series C Preferred Stock desiring to convert such shares into shares of Common Stock shall, if the Series C Preferred Stock is held in certificated form, surrender the certificate or certificates representing the shares of Series C Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or at the Corporate Trust Office of the Transfer Agent, or at such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the Holders of the Series C Preferred Stock by the Corporation or the Transfer Agent, accompanied by written notice of conversion, by 5:00 pm, New York City time, on any day that is a Business Day in The City of New York.

     (b) Such written notice of conversion shall be duly executed by the Holder, accompanied by a Medallion Signature Guarantee (if required by the Transfer Agent), and specify:

          (i) the number of shares of Series C Preferred Stock to be converted;

          (ii) the name(s) in which such Holder desires the shares of Common Stock issuable upon conversion to be registered and whether such shares of Common Stock are to be issued in book-entry or certificated form (subject to compliance with applicable legal requirements if any of such certificates are to be issued in a name other than the name of the Holder);

          (iii) if certificates are to be issued, the address to which such Holder wishes delivery to be made of such new certificates to be issued upon such conversion; and

          (iv)  any  other   transfer   forms,   tax  forms  or  other  relevant
     documentation required and specified by the Transfer Agent, if necessary, to effect the conversion.

     (c) If specified by the Holder in the notice of conversion that shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be issued to a person other than the Holder surrendering the shares of Series C Preferred Stock being converted, the Holder shall pay or cause to be paid any transfer or similar taxes payable in connection with the shares of Common Stock so issued.

     (d) Upon receipt by the Transfer Agent of a completed and duly executed notice of conversion as set forth in Section 10(b) and upon surrender of a certificate representing share(s) of Series C Preferred Stock to be converted (if held in certificated form), the Corporation shall, within three Business Days or as soon as possible thereafter, issue and shall instruct the Transfer Agent to register the number of shares of Common Stock to which such Holder shall be entitled upon conversion in the name(s) specified by such Holder in the notice of conversion. If a Holder elects to hold its shares of Common Stock issuable upon conversion of the Series C Preferred Stock in certificated form, the Corporation promptly send or cause to be sent, by hand delivery (with receipt to be acknowledged) or by first-class mail, postage prepaid, to the Holder thereof, at the address designated by such Holder in the written notice of conversion, a certificate or certificates representing the number of shares of Common Stock to which such Holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing shares of Series C Preferred Stock, only part of which are to be converted, the Corporation shall issue and deliver to such Holder or such Holder's designee in the manner provided in the immediately preceding sentence a new certificate or certificates representing the number of shares of Series C Preferred Stock that shall not have been converted.

     (e) The issuance by the Corporation of shares of Common Stock upon a conversion of shares of Series C Preferred Stock in accordance with the terms hereof shall be effective immediately prior to the close of business on the day of receipt by the Transfer Agent of the notice of conversion and other documents, if any, set forth in Section 10(b) hereof, compliance with Section 10(c), if applicable, and the surrender by such Holder or such Holder's designee of the certificate or certificates representing the shares of Series C Preferred Stock to be converted (if held in certificated form), duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the close of business on the effective date of the conversion. No allowance or adjustment shall be made in respect of dividends payable to holders of Common Stock of record as of any date prior to such effective date. Prior to such effective date, shares of Common Stock issuable upon conversion of any shares of Series C Preferred Stock shall not be deemed outstanding for any purpose, and Holders of shares of Series C Preferred Stock shall have no rights with respect to the Common Stock (including voting rights, rights to respond to tender offers for the Common Stock and rights to receive any dividends or other distributions on the Common Stock) by virtue of holding shares of Series C Preferred Stock.

     (f) Shares of Series C Preferred Stock duly converted in accordance with this Certificate of Amendment, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued Series Preferred Stock, undesignated as to series and available for future issuance.

     (g) In the event that a holder of shares of Series C Preferred Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion of such shares should be registered or to whom payment upon redemption of shares of Series C Preferred Stock should be made or the address to which the certificate or certificates representing such shares, or such payment, should be sent, the Corporation shall be entitled to register such shares, and make such payment, in the name of the Holder of such Series C Preferred Stock as shown on the records of the Corporation and to send the certificate or certificates representing such shares, or such payment, to the address of such holder shown on the records of the Corporation.

     (11) Reservation of Common Stock.

     (a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of shares of Series C Preferred Stock as herein provided, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding.

     (b) Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series C Preferred Stock, as herein provided, shares of Common Stock reacquired and held in the treasury of the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances.

     (c) All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

     (d) The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock (and all requirements to list the Common Stock issuable upon conversion of Series C Preferred Stock that are at the time applicable), in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series C Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series C Preferred Stock then outstanding and convertible into shares of Common Stock.

     (12) Fractional Shares.

     (a) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series C Preferred Stock.

     (b) In lieu of any fractional share otherwise issuable in respect of any automatic conversion pursuant to Section 7 hereof or a conversion at the option of the Holder pursuant to Section 8 hereof, the Corporation shall pay an amount in cash equal to the same fraction of:

          (i) in the case of an automatic conversion pursuant to Section 7 hereof, the Current Market Price; or

          (ii) in the case of a conversion at the option of the Holder pursuant to Section 8 hereof, the Closing Price of the Common Stock determined as of the Trading Day immediately preceding the effective date of conversion.

     (13) Anti-Dilution Adjustments to the Conversion Rate.

     (a) The formula for determining the Conversion Rate as set forth in Section 7(b) hereof, and the number of shares of Common Stock to be delivered upon any conversion of shares of Series C Preferred Stock pursuant to Sections 7, 8 or 9 hereof, shall be subject to the following adjustments. Each adjustment to the Conversion Rate will result in a corresponding adjustment to the number of shares of the Common Stock issuable upon conversion of the Series C Preferred Stock.

          (i) Stock Dividends and Distributions. In case the Corporation shall pay or make a dividend or other distribution on the Common Stock in shares of Common Stock, the Conversion Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of Shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this sub-section (i), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Corporation but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

          (ii) Subdivisions, Splits and Combinations of the Common Stock. In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

          (iii) Issuance of Stock Purchase Rights. In case the Corporation shall issue rights or warrants to all holders of its Common Stock not being available on an equivalent basis to Holders of the shares of Series C Preferred Stock upon conversion (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans), entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this sub-section (iii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation shall not issue any such rights or warrants in respect of shares of Common Stock held in the treasury of the Corporation.

          (iv) Debt or Asset Distribution.

               (A) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in Section 13(a)(i) or Section 13(a)(ii) hereof, any rights or warrants referred to in Section 13(a)(iii) hereof, any dividend or distribution paid exclusively in cash and any dividend, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in Section 13(a)(iv)(B) below), the Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination and the denominator of which shall be such Current Market Price per share of the Common Stock less the then fair market value (as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is, in the good faith judgment of the Board of Directors of the Corporation or a committee thereof, available to make such determination within a reasonable time period so as to permit the Corporation to comply with its obligation to issue and deliver shares of Common Stock upon conversion of any Series C Preferred Stock hereunder, as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this sub-section (iv)(A) is applicable, sub-section (iv)(B) of this Section 13(a) shall not be applicable.

               (B) In the case of a Spin-Off, the Conversion Rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Conversion Rate by a fraction, the numerator of which is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price per share of the Common Stock. Any adjustment to the Conversion Rate under this sub-section (iv)(B) of this Section 13(a) will occur on the earlier of (A) the 10th Trading Day from, but excluding, the effective date of the Spin-Off and (B) the date of the securities being offered in the Initial Public Offering of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off.

          (v) Cash Distributions. In case the Corporation shall:

               (A) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 13(f) hereof applies or as part of a distribution referred to in sub-section (iv) of this Section 13(a)) in an aggregate amount that, combined together with:

               (B) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Section 13(a)(v) or
          Section 13(a)(vi) has been made; and

               (C) the aggregate of any cash plus the fair market value, as of the date of the expiration of the tender or exchange offer referred to below (as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is, in the good faith judgment of the Board of Directors of the Corporation or a committee thereof, available to make such determination within a reasonable time period so as to permit the Corporation to comply with its obligation to issue and deliver shares of Common Stock upon conversion of any Series C Preferred Stock hereunder, as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), of the consideration payable in respect of any tender or exchange offer by the Corporation or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in Section 13(a)(v)(A) and in respect of which no adjustment pursuant to this Section 13(a)(v) or Section 13(a)(vi) below has been made, exceeds 10% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution multiplied by the number of shares of Common Stock outstanding on such date on a fully diluted basis, then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction, (1) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such date for determination and (2) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in the above clauses (A), (B) and (C) of this Section 13(a)(v) divided by (y) the number of shares of Common Stock outstanding on such date for determination.

          (vi) Tender Offers and Exchange Offers. Tender Offers. In case (1) a tender or exchange offer made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as defined below in this Section)) of an aggregate consideration having a fair market value (as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is, in the good faith judgment of the Board of Directors of the Corporation or a committee thereof, available to make such determination within a reasonable time period so as to permit the Corporation to comply with its obligation to issue and deliver shares of Common Stock upon conversion of any Series C Preferred Stock hereunder, as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that combined together with (2) the aggregate of the cash plus the fair market value (as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is, in the good faith judgment of the Board of Directors of the Corporation or a committee thereof, available to make such determination within a reasonable time period so as to permit the Corporation to comply with its obligation to issue and deliver shares of Common Stock upon conversion of any Series C Preferred Stock hereunder, as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to Section 13(a)(v) hereof or this Section 13(a)(vi) has been made and (3) the aggregate amount of any distributions to all holders of the Corporation's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to Section 13(a)(v) hereof or this Section 13(a)(vi) has been made, exceeds 10% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) multiplied by the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to (x) the product of (I) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (1), (2) and
     (3) of this Section 13(a)(vi) (assuming in the case of clause (1) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (B) the denominator of which shall be equal to the product of (x) the Current Market Price per share of the Common Stock as of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

     (b) Reclassification. The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 13(f) applies) shall be deemed to involve (1) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of Section 13(a)(iv)), and (2) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of Section 13(a)(ii)).

     (c) Adjustment for Tax Reasons. The Corporation may make such increases the Conversion Rate, in addition to any other increases required by this Section 13, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares (or rights to acquire shares) or from any event treated as a dividend or distribution for income tax purposes or for any other reasons.

     (d) All adjustments to the Conversion Rate shall be calculated to the nearest 1/10,000th of a share (or, if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share) of Common Stock. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Rate; provided, that any adjustments that by reason of this sub-section are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Conversion Rate pursuant to Section 13(a)(i), 13(a)(ii), 13(a)(iii), 13(a)(iv), 13(a)(v) or 13(a)(vi), an adjustment shall also be made to the Threshold Appreciation Price and the Initial Price, solely to determine which of clauses (i), (ii) or (iii) of the definition of Conversion Rate will apply on the Conversion Date. Such adjustment shall be made by multiplying each of the Threshold Appreciation Price and the Initial Price by a fraction, the numerator of which shall be the Conversion Rate immediately after such adjustment pursuant to Section 13(a)(i), 13(a)(ii), 13(a)(iii), 13(a)(iv), 13(a)(v) or 13(a)(vi) and the denominator of which shall be the Conversion Rate immediately before such adjustment; provided that if such adjustment to the Conversion Rate is required to be made pursuant to the occurrence of any of the events contemplated by Section 13(a)(i), 13(a)(ii), 13(a)(iii), 13(a)(iv), 13(a)(v) or 13(a)(vi) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Conversion Rate.

     (e)  Whenever  the  Conversion  Rate is to be adjusted in  accordance  with
Section 13(a), the Corporation shall: (i) compute the Conversion Rate in accordance with Section 13(a) and prepare and transmit to the Transfer Agent an Officer's Certificate setting forth the Conversion Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; (ii) as soon as practicable following the occurrence of an event that requires or permits an adjustment to the Conversion Rate pursuant to Section 13(a) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Series C Preferred Stock of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Rate in accordance with Section 13(a) hereof, a statement setting forth in reasonable detail the method by which the adjustment to the Conversion Rate was determined and setting forth the revised Conversion Rate.

     (f) In the event of:

          (i) any consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation in which the Corporation is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Corporation or another corporation); or

          (ii) any sale, transfer, lease or conveyance to another person of all or substantially all of the property and assets of the Corporation; or

          (iii) any statutory exchange of securities of the Corporation with another Person (other than in connection with a merger or acquisition) (any such event specified in this Section 13(f), a "Reorganization Event"), each share of Series C Preferred Stock immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted into a right to receive the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon and without any right to dividends or distribution thereon which have a record date that is prior to the conversion date) per share of Series C Preferred Stock by a holder of Common Stock that (1) is not a person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (any such person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Corporation and non-Affiliates, and (2) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then, for the purpose of this Section 13(f) the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the conversion date, the Conversion Rate then in effect (assuming that such conversion date were the Mandatory Conversion Date) will be applied to the value on the conversion date of such securities, cash or other property that a Holder would have received if it had held shares of Common Stock during a Reorganization Event.

     In the event of such a Reorganization Event, the person formed by such consolidation, merger or exchange or the person which acquires the assets of the Corporation shall execute and deliver to the Transfer Agent an agreement providing that the Holder of each share of Series C Preferred Stock shall have the rights provided by this Section 13(f). Such agreement shall provide for adjustments that, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 13(f). The above provisions of this Section 13(f) shall similarly apply to successive Reorganization Events.

     (14) Replacement Stock Certificates.

     (a) If physical certificates are issued, and any of the Series C Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall, at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Series C Preferred Stock certificate, or in lieu of and substitution for the Series C Preferred Stock certificate lost, stolen or destroyed, a new Series C Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series C Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series C Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent.

     (b) The Corporation is not required to issue any certificates representing the Series C Preferred Stock on or after the Mandatory Conversion Date. In lieu of the delivery of a replacement certificate following the Mandatory Conversion Date, the Transfer Agent, upon delivery of the evidence and indemnity described above, will deliver the shares of Common Stock issuable pursuant to the terms of the Series C Preferred Stock evidenced by the certificate.

     (15) Miscellaneous.

     (a) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three business days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Amendment) with postage prepaid, addressed: (i) if to the Corporation, to its office at One Riverfront Plaza, Corning, New York 14831 (Attention: the Secretary) or to the Transfer Agent at its Corporate Trust Office, or other agent of the Corporation designated as permitted by this Certificate of Amendment, or (ii) if to any Holder of the Series C Preferred Stock or holder of shares of Common Stock, as the case may be, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series C Preferred Stock or Common Stock, as the case may be), or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

     (b) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

     (c) The Corporation may appoint, and from time to time discharge and appoint, a Transfer Agent for the Series C Preferred Stock. Upon any such discharge or appointment, the Corporation shall send notice thereof by first-class mail, postage prepaid, to the Holders of the Series C Preferred Stock.

     (16) Definitions.

     Unless otherwise defined herein, capitalized terms used in this Certificate of Amendment shall have the following meanings:

     "Affiliate" shall have the meaning given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

     "Applicable Market Value" means the average of the Closing Prices per share of the Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Mandatory Conversion Date.

     "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law for the relief of debtors.

     "Business Day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are authorized or required by law or executive order to close.

     "Cash Merger" shall have the meaning set forth in Section 9(a) hereof.

     "Closing Price" means, as of any date of determination, the closing sale price or, if no closing sale price is reported, the last reported sale price of the Common Stock on the New York Stock Exchange on that date. If the Common Stock is not then traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock on any date of determination means the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, as reported by the Nasdaq stock market, or, if no closing price for the Common Stock is so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization or, if that bid price is not available, the market value of the Common Stock on that date as determined by a nationally recognized independent investment banking firm retained by us for this purpose.

     "Common Stock" as used in this Certificate of Amendment means the Corporation's Common Stock, par value $0.50 per share, as the same exists at the date of filing of a Certificate of Amendment to the Certificate of Incorporation of the Corporation relating to the Series C Preferred Stock, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. However, subject to the provisions of
Section 13(a)(vii), shares of Common Stock issuable on conversion of shares of Series C Preferred Stock shall include only shares of the class designated as Common Stock of the Corporation at the date of the filing of this instrument with the State of New York or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

     "Conversion Rate" shall have the meaning set forth in Section 7(b) hereof.

     "Corporate Trust Office" means the principal corporate trust office of the Transfer Agent at which, at any particular time, its corporate trust business shall be administered.

     "Current Market Price" per share of Common Stock on any date means the average of the daily Closing Prices for the five consecutive Trading Days preceding the earlier of the day preceding the date in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades without the right to receive the issuance or distribution. For the purposes of determining the adjustment to the Conversion Rate for the purposes of Section 13(a)(iv)(B) hereof in the case of an Initial Public Offering that is effected simultaneously with a Spin-Off, the "Current Market Price" per share of Common Stock means the Closing Price of the Common Stock on the Trading Day on which the Initial Public Offering price of the securities being distributed in the Spin-Off is determined. For the purposes of determining the adjustment to the Conversion Rate for the purposes of Section 13(a)(iv)(B) hereof in the case of an Initial Public Offering that is not effected simultaneously with a Spin-Off, the Current Market Price per share of Common Stock means the average of the Closing Prices over the first ten Trading Days following the effective date of the Spin-Off.

     "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     "Dividend Payment Date" means the 16th calendar day of February, May, August and November of each year, or the following Business Day if the 16th is not a business day.

     "Dividend Period" means the period ending on the day before a Dividend Payment Date and beginning on the preceding Dividend Payment Date or, if there is no preceding Dividend Payment Date, on the first date of issuance of the Series C Preferred Stock.

     "Fair Market Value" means (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Initial Public Offering price of those securities, and (b) in the case of any other Spin-Off, the average of the closing sale prices of those securities over the first 10 Trading Days following the effective date of such Spin-Off.

     "Holder" means the person in whose name the shares of the Series C Preferred Stock is registered, which may be treated by the Corporation and the Transfer Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

     "Initial Price" shall have the meaning set forth in Section 7(b) hereof.

     "Initial Public Offering" means the first time securities of the same class or type as the securities being distributed in a Spin-Off are offered to the public for cash.

     "Liquidation Preference" means, as to the Series C Preferred Stock, $100 per share.

     "Mandatory Conversion Date" means August 16, 2005.

     "Market Value" with respect to the portfolio of U.S. Treasury Securities that secures the Corporation's payment obligations under the Promissory Note will be as determined by Citibank, N.A., acting as collateral agent, pursuant to the Pledge, Assignment and Collateral Agency Agreement.

     "Medallion Signature Guarantee" means a signature guarantee by an eligible institution such as a brokerage firm, commercial bank, trust company, national bank, credit union, etc., that is participating in an approved Medallion Program such as the Securities Transfer Association Inc. (STA) approved Medallion Program.

     "Merger Early Settlement" shall have the meaning set forth in Section 9(a) hereof.

     "Merger Early Settlement Date" shall have the meaning set forth in Section 9(b) hereof.

     "Officer's Certificate" means a certificate of the Corporation, signed by any duly authorized Officer of the Corporation.

     "Pledge, Assignment and Collateral Agency Agreement" means the agreement, to be dated as of the date of first issuance of the Series C Preferred Stock, by and between the Corporation and Citibank, N.A., acting as collateral agent thereunder for the benefit of the Holders and beneficial owners from time to time of the Series C Preferred Stock.

     "Promissory Note" means the note, to be dated as of the date of first issuance of the Series C Preferred Stock, in favor of Citibank, N.A., as collateral agent under the Pledge, Assignment and Collateral Agency Agreement, for the benefit of the Holders of the Series C Preferred Stock.

     "Record Date" means the 1st calendar day of the month in which the applicable Dividend Payment Date falls.

     "Record Holder" means the Holder of record of the Series C Preferred Stock as they appear on the stock books of the Corporation at the close of business on a Record Date.

     "Series A Preferred Stock" means the series of Preferred Stock, par value $100, of the Corporation designated as "Series A Junior Participating Preferred Stock."

     "Series B Preferred Stock" means the series of Preferred Stock, par value $100, of the Corporation designated as "Series B Cumulative Convertible Preferred Stock."

     "Spin-Off" means a dividend or other distribution of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Corporation.

     "Threshold Appreciation Price" shall have the meaning set forth in Section 7(b) hereof.

     "Trading Day" means a day on which the Common Stock:

          (a) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

          (b) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

     "Transfer Agent" means Computershare Investor Services, LLC, acting as transfer agent and registrar for the Series C Preferred Stock, and its successors and assigns.

     "U.S. Treasury Securities" means the U.S. treasury securities purchased by the Corporation and pledged to secure payments on the Promissory Note.

     FOURTH: The Certificate of Incorporation of the Corporation was authorized by resolutions duly adopted by the Board of Directors of the Corporation and by resolutions duly adopted by the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders. This Certificate of Amendment was authorized by resolutions duly adopted by the Board of Directors of the Corporation, pursuant to authority granted to the Board of Directors under the Certificate of Incorporation of the Corporation, and in accordance with Sections 502(c), 502(d) and 805 of the Business Corporation Law of the State of New York, at a meeting duly called and held on July 19, 2002, at which a quorum was present and acting throughout.

IN WITNESS WHEREOF, we have signed this Certificate this 5th day of August, 2002.



                                            /s/ Wendell P. Weeks
                                    -------------------------------------
                                               WENDELL P. WEEKS
                                    President and Chief Operating Officer

                                            /s/ Denise A. Hauselt
                                    -------------------------------------
                                              DENISE A. HAUSELT
                                                  Secretary

STATE OF NEW YORK )
                  )
                  )
COUNTY OF STEUBEN )


     WENDELL P. WEEKS and DENISE A. HAUSELT, being severally duly sworn, say, and each for himself says, that the said Wendell P. Weeks is the President and Chief Operating Officer and the said Denise A. Hauselt is the Secretary of Corning Incorporated, which is a corporation organized under the laws of State of New York and is the corporation described in the foregoing Certificate; that they have read the said Certificate and know the contents thereof and that the same is true to their own knowledge.

                                                    /s/ Wendell P. Weeks
                                           -------------------------------------
                                                      WENDELL P. WEEKS
                                           President and Chief Operating Officer

                                                   /s/ Denise A. Hauselt
                                           -------------------------------------
                                                     DENISE A. HAUSELT
                                                         Secretary


Subscribed and sworn to before me this 5th day of August, 2002.

  /s/ Sherry L. Smith
------------------------
    Sherry L. Smith

Notary Public, State of New York
Steuben County, No. 5009667
Commission Expires March 15, 2003

[NOTARIAL SEAL]

                                                                    Exhibit 99.2


               PLEDGE, ASSIGNMENT AND COLLATERAL AGENCY AGREEMENT
               --------------------------------------------------


     PLEDGE, ASSIGNMENT AND COLLATERAL AGENCY AGREEMENT, dated as of August 6, 2002 (the "Agreement"), by and among CORNING INCORPORATED, a corporation organized and existing under the laws of the State of New York (the "Pledgor"), and CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America, acting in its capacity as (i) Collateral Agent hereunder (the "Collateral Agent") and (ii) as Securities Intermediary (the "Securities Intermediary") for the benefit of the Collateral Agent as holder of the Promissory Note (as defined below) and for the benefit of the holders and beneficial owners from time to time of the Pledgor's 7.00% Series C Mandatory Convertible Preferred Stock (the "Preferred Stock", and the Collateral Agent and the holders and beneficial owners from time to time of the Preferred Stock collectively, the "Secured Party").


                          W I T N E S S E T H   T H A T:

     WHEREAS, pursuant to the terms of the Preferred Stock, the Pledgor is required to and will deliver or cause to be delivered to the Collateral Agent at its office located at 111 Wall Street, 14th Floor / Zone 3, New York, New York 10043, (i) a promissory note payable to the Collateral Agent for the benefit of the Secured Party (the "Promissory Note") and (ii) the securities described in Exhibit A hereto, in the case of (ii) only, for deposit into the collateral account, Account No. 795331 (the "Collateral Account"), in the name of the Pledgor but for the sole benefit of the Secured Party, in each case in accordance with and subject to the terms of this Agreement; and

     WHEREAS, it is a condition to the issuance of the Preferred Stock that the Pledgor shall have made the pledge and assignment contemplated by this Agreement in favor of the Collateral Agent.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby irrevocably acknowledged, the Pledgor and the Collateral Agent hereby agree, for its own benefit in its capacity as Collateral Agent and the equal and proportionate benefit of all of the holders and beneficial owners of the Preferred Stock constituting the Secured Party, as follows:

     SECTION 1. Pledge and Assignment. The Pledgor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a security interest in, and express right of setoff against, all of the right, title and interest of the Pledgor in, to and under the following property, whether now owned or existing or hereafter from time to time acquired or coming into existence (collectively, the "Collateral"):

     (a) the U.S. Treasury Securities in such amounts and maturities as listed on the schedule attached as Exhibit A hereto, as amended from time to time to reflect the release of such U.S. Treasury Securities pursuant to Section 5(b) hereof, and the inclusion of Substitute U.S. Treasury Securities (as defined below) (collectively, the "U.S. Treasuries");

     (b) the Collateral Account, all funds held therein or credited thereto, all rights to renew or withdraw the same, and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account;

     (c) any notes, certificates of deposit, instruments, financial assets (within the meaning of Article 8 of the Code, as hereinafter defined) or investment property evidencing or arising out of investment of any funds held in or credited to the Collateral Account pursuant to this Agreement or otherwise held in the Collateral Account;

     (d) any interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral;

     (e) any additional cash the Pledgor may transfer to the Collateral Account from time to time; and

     (f) all proceeds of any and all of the Collateral.

     SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations of the Pledgor, now or hereafter existing, under the Promissory Note and under this Agreement (all such obligations of the Pledgor collectively, the "Obligations").

     SECTION 3. Delivery of the Promissory Note and the Collateral. The Pledgor shall deliver the Promissory Note to the Collateral Agent. The U.S. Treasuries and cash, if any, representing or evidencing the Collateral or any portion thereof shall be delivered to the Collateral Agent and held on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion following the occurrence of an Event of Default (as defined in the Promissory
Note) and without notice to the Pledgor, to transfer to or register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations. In the event the Collateral Agent receives notice of any discretionary corporate action in respect of the Collateral, including, without limitation, the solicitation of a vote in respect of the Collateral, the Collateral Agent shall request written instructions, signed by a person designated by the Pledgor in an Incumbency Certificate substantially in the form attached hereto as Exhibit B as authorized to act on its behalf in respect of this Agreement (each such person, an "Authorized Person of Pledgor") in respect of such corporate action and shall use commercially reasonable efforts to act upon such instructions. In the absence of such instructions, the Collateral Agent shall not be obligated to take any action in respect of the discretionary corporate action affecting the Collateral, and does not, and shall not be deemed to, assume any responsibility or incur any liability for any act or failure to act with respect to any discretionary corporate action affecting the Collateral. Upon the occurrence of an Event of Default (as defined in the Promissory Note), the Collateral Agent will take action in respect of a discretionary corporate action affecting the Collateral only upon receipt of instructions from the holders and beneficial owners of a majority of the outstanding Preferred Stock at the time of such action. The Collateral Agent does not, and shall not be deemed to, assume any responsibility to monitor any discretionary corporate actions affecting the Collateral. The Collateral Agent shall have no duty to solicit the delivery of any property into the Collateral Account.

     SECTION 4. Maintaining the Collateral Account. So long as any Obligations under the Promissory Note are outstanding:

     (a) the Pledgor shall cause the Securities Intermediary, and the Securities Intermediary agrees, to maintain the Collateral Account under the sole control and dominion of, and the Securities Intermediary will act solely upon the instruction of, the Collateral Agent for the benefit of Secured Party; and

     (b) it shall be a term and condition of the Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account and except as otherwise provided by the provisions of Sections 5 (Income/Distributions), 6 (Taxes), 13 (Remedies upon Default), 14 (Fees; Expenses), and 18 (Continuing Security Interest; Assignments) hereof that no amount (including interest on the Collateral Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other person or entity from the Collateral Account.

The parties hereto acknowledge and agree that the Collateral Account is a securities account as such term is set forth in the Code (as hereinafter defined).

     SECTION 5. Income / Distributions.

     (a) Income: Any income, proceeds or payments received by the Collateral Agent in respect of the Collateral shall be applied in satisfaction of the Pledgor's Obligations under the Promissory Note or, if such Obligations are not then due, shall be invested by the Collateral Agent promptly after receipt in the J.P. Morgan Treasury Fund Premier Class (675), or any other money market fund(s) investing exclusively in U.S. Government securities at the instruction of the Pledgor and shall be credited to the Collateral Account. The parties hereto agree that all property (other than cash) referred to in this Section 5 and held in the Collateral Account shall be treated as financial assets under
Article 8 of the Code. Any income and other proceeds received on such investment and reinvestment shall become part of the Collateral. The Collateral Agent shall have the power to sell or liquidate the foregoing investments whenever required or permitted to make distributions in accordance with the terms of this Agreement.

If at any time such investment or reinvestment of the Collateral cannot be made (i.e., on account of the unavailability of the investment vehicle, the late receipt of funds, etc.), the Collateral shall remain un-invested and the Collateral Agent shall not incur any liability for interest or income thereon. The Collateral Agent shall not have any responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Collateral. Any investment described herein may be executed through an affiliated broker or dealer of the Collateral Agent and such broker or dealer, along with the Collateral Agent, shall be entitled to its usual and customary fee. It is agreed and understood that the Collateral Agent may earn fees associated with the investment(s) outlined above.

     (b)  Distributions:

          (i) Dividends: On each Dividend Payment Date (defined in the Certificate (as defined in Section 15 hereof) as the 16th calendar day (or the following business day if the 16th is not a calendar day) of February, May, August and November of each year), the Pledgor shall pay to Citibank, N.A. acting in its capacity as paying agent under the Paying Agency Agreement, dated August 6, 2002 (the "Paying Agent"), for the Pledgor, the amount payable on such date as set forth in the Promissory Note. No later than two (2) New York business days prior to any Dividend Payment Date, the Pledgor shall either (1) certify to the Collateral Agent that the Pledgor has transferred the amount payable on such Dividend Payment Date to the Paying Agent in cash from funds other than from the Collateral or (2) give the Collateral Agent instructions substantially in the form attached hereto as Exhibit C and signed by a Authorized Person of Pledgor (x) to apply the proceeds upon maturity of the U.S. Treasuries or Substitute U.S. Treasuries (as defined below) related to such Dividend Payment Date (as set forth on Exhibit A hereto) or, (y) in the case that such related U.S. Treasuries had been sold prior to their maturity to pay any Prepayment Amount (as defined in the Promissory Notes) due in connection with an Optional Conversion (as defined below) that occurred prior to such Dividend Payment Date, to apply any proceeds remaining in the Collateral Account from such prior sale of a U.S. Treasury in connection with any such Optional Conversion, together with any Top-Up Amount (as defined below) deposited by the Pledgor in the Collateral Account at the time of such Optional Conversion. Upon receipt of satisfactory instructions under subsection 5(b)(i)(2) above, the Collateral Agent shall instruct the Securities Intermediary to take the requisite actions contemplated therein and to remit the applicable funds to the Paying Agent.

          (ii) Prepayment Amounts upon Optional Conversion: The Pledgor shall notify the Collateral Agent of any conversion at the option of the holder before the mandatory conversion date pursuant to Section 8 of the Certificate (an "Optional Conversion") and upon such Optional Conversion shall either (1) certify to the Collateral Agent that the Pledgor has transferred to the Paying Agent in cash from funds other than from the Collateral the applicable Prepayment Amount (as defined in the Promissory Note; for purposes of such calculation of the Prepayment Amount, the definition of "Market Value" is defined in (vi) below) payable to the holders of Preferred Stock upon such Optional Conversion or (2) give the Collateral Agent instructions substantially in the form attached hereto as Exhibit C and signed by a Authorized Person of Pledgor to sell the number of U.S. Treasuries or Substitute U.S. Treasuries (as defined below) that upon their respective maturities would provide funds sufficient to pay all future amounts payable on the Promissory Note equaling dividends payable on the converted Preferred Shares on Dividend Payment Dates occurring after such Optional Conversion (as set forth on Exhibit A hereto); provided, however, that in the case of any Optional Conversion effective after the close of business on a record date but before the opening of business on the corresponding Dividend Payment Date, no such U.S. Treasuries or Substitute Treasuries that correspond to payments on such Dividend Payment Date shall be sold, and no proceeds therefrom under this clause 5(b)(ii) will be due the converting holder. If, following such sale and payment of the Prepayment Amount there shall be any excess cash proceeds, the Pledgor shall be required to transfer into the Collateral Account cash in an amount equal, together with such excess proceeds, to either (A) the future amounts payable on the Promissory Note that would have been payable from the proceeds of such sold U.S. Treasury at its maturity (such additional cash, the "Top Up Amount") or (B) an amount sufficient to purchase a substitute U.S. Treasury with the same face amount and maturity as the related sold U.S. Treasury (a "Substitute U.S. Treasury"); and, in the case of (B), the Pledgor shall give Pledgor the Collateral Agent a written instruction signed by an Authorized Person of to purchase such Substitute U.S. Treasury. In the case that the applicable U.S. Treasuries had been sold to pay Prepayment Amounts in connection with an earlier Optional Conversion, in lieu of instructions under (2) above, the Pledgor may give the Collateral Agent instructions to apply any proceeds remaining in the Collateral Account from such prior sale of U.S. Treasuries in connection with any such earlier Optional Conversion together with any related Top Up Amount, as necessary. Upon receipt of satisfactory instructions under clause 5(b)(ii)(2) above, the Collateral Agent shall instruct the Securities Intermediary to take the requisite actions contemplated therein and to remit the applicable funds to the Paying Agent.

          (iii) In no event shall the Collateral Agent be obligated pursuant to subsections (i) or (ii) above to make, or cause to be made, any payment in an amount that exceeds the amount of the Collateral (or its proceeds) instructed to be applied to such payment.

          (iv) The Collateral Agent shall, (1) in the case of dividends paid, upon receipt of a certificate from the Paying Agent, certifying that dividends on any Dividend Payment Date have been paid from funds other than from the Collateral or (2) in the case of Optional Conversion, upon receipt of a certificate (x) from the Paying Agent that the applicable Prepayment Amounts have been paid from funds other than from the Collateral and (y) from Computershare Investor Services, LLC (the "Transfer Agent") that the applicable shares have been converted, cause the Securities Intermediary to release to the Pledgor the applicable Allocable Share (as defined in the Promissory Note) of the market value of the Collateral to the Pledgor specified in such instructions.

          (v) On the first business day of each calendar month (the "Requisite Collateral Determination Date"), upon receipt of a certificate by an Authorized Person of Pledgor certifying that the Collateral in the Collateral Account exceeds the Requisite Collateral as the of the first business day of such calendar month, the Collateral Agent shall release to the Pledgor any Collateral in the Collateral Account in excess of the Requisite Collateral. For purposes of this clause 5(b)(v), "Requisite Collateral" shall mean that number of U.S. Treasuries, including Substitute U.S. Treasuries if any, sufficient upon their respective maturities to pay on each future Dividend Payment Date all amounts due under the Promissory Note at such dates, assuming no further Optional Conversions, plus two additional U.S. treasury strips of $1,000 face amount each per each such Dividend Payment Date.

          (vi) For purposes of this Section 5(b), "Market Value" shall mean, (a) in respect of any U.S. Treasuries actually sold by the Collateral Agent pursuant to any instruction of the Pledgor delivered pursuant to clause 5(b)(ii), the net proceeds to the Collateral Agent from the sale of such U.S. Treasuries, and (b) in respect of any U.S.
          Treasuries not so sold, "Market Value" shall mean the quotation obtained by the Pledgor for the relevant U.S. Treasuries appearing on Reuters screen pages Zero1 or 0#USTPO = RR (or such other page that may replace either of such pages on such service for the purpose of displaying comparable quotations) as of 11:00 a.m., New York time, on the applicable determination date; or, if such quotation is unavailable at the time the Market Value is to be determined, "Market Value" shall mean (x) the average of three Reference Treasury Dealer Quotations obtained by the Pledgor on the date for which such determination is sought, or (y) if the Pledgor is unable to obtain three such Reference Treasury Dealer Quotations on the date for which such determination is sought, the average of all such quotations obtained on such date. "Reference Treasury Dealer Quotations" means the average of the bid and asked prices for the applicable U.S. Treasuries (expressed in each case as a percentage of its principal amount) quoted in writing to the Pledgor by Salomon Smith Barney Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (or any successor entity to any of the foregoing) on such date.

     SECTION 6. Taxes. The Pledgor shall pay or reimburse the Collateral Agent upon request for any transfer taxes or other taxes relating to the Collateral incurred in connection herewith and shall indemnify and hold harmless the Collateral Agent from any amounts that it is obligated to pay in the way of such taxes. The Collateral Agent shall report the income earned on any of the Collateral to the US Internal Revenue Service as earned by the Pledgor. The Pledgor shall provide to the Collateral Agent the appropriate Form W-9 certifying to the Collateral Agent the Depositor's Tax Identification Number. This Section 6 shall survive notwithstanding termination of this Agreement or resignation or removal of the Collateral Agent.

     SECTION 7. Representations and Warranties. The Pledgor represents and warrants as follows:

     (a) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

     (b) The pledge and assignment of the Collateral  pursuant to this Agreement
creates  a  valid  and  perfected  first  priority   security  interest  in  the
Collateral, securing the payment of the Obligations.

     (c) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge and assignment by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), (iii) for the exercise by the Collateral Agent of its rights and remedies hereunder, or (iv) for the exercise by the Secured Party of its rights and remedies hereunder.

     (d) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

     (e) The Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

     (f) The execution, delivery and performance by the Pledgor of this Agreement and the transactions contemplated hereby are within the Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Pledgor's charter or by-laws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or (iii) conflict with or result in the breach of, or constitute a default under, any material contract binding on or affecting the Pledgor or any of its properties.

     (g) This Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

     SECTION 8. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request in writing, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     SECTION 9.  Transfers and Other Liens.  The Pledgor agrees that it will not
(a) sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

     SECTION 10. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Collateral Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion following an Event of Default to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof.

     SECTION 11. Secured Party May Perform. If the Pledgor fails to perform any agreement contained herein, the holders and beneficial owners of the Preferred Stock (acting by a majority in interest) may themselves perform, or cause performance of (including, without limitation, through the Collateral Agent), such agreement, and the expenses of the holders and beneficial owners of the Preferred Stock incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

     SECTION 12. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral, including but not limited to, the bringing of any action against the Pledgor on behalf of the Secured Party. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Collateral Agent may consult with legal counsel of its own choosing at the expense of the Pledgor as to any matter relating to this Agreement, and Collateral Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel. Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility). Collateral Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Collateral Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from Pledgor or any Authorized Person of the Pledgor contemplated by this Agreement, and from any registrar or transfer agent for the Preferred Stock, provided that such instruction, notice, demand, certificate or document complies in all material respects with the provisions hereof, (ii) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated, (iii) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians, (iv) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Collateral, or any loss of interest incident to any such delays, or (v) for an amount in excess of the value of the Collateral, valued as of the date of deposit, but only to the extent of direct money damages.

     SECTION 13. Remedies upon Default. If any Event of Default (as defined in the Promissory Note) shall have occurred and be continuing:

     (a) Upon delivery of evidence in writing, satisfactory to the Collateral Agent, of a final order, judgment or decree of a court of competent jurisdiction lifting any stay with respect to the Collateral, which order, judgment or decree is not subject to appeal, or a settlement by agreement between the conflicting parties in each case in favor of the Secured Party, holders and beneficial owners of a majority of the Preferred Stock then outstanding may instruct the Collateral Agent to distribute all or any part of the Collateral Account against the Obligations or any part thereof in accordance with such instructions.

     (b) The Collateral Agent may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York at that time (the "Code") (whether or not the Code applies to the affected Collateral) for the benefit of the Secured Party.

     SECTION 14. Fees; Expenses. The Pledgor will pay to the Collateral Agent and the Securities Intermediary in accordance with the terms of the Fee Letter attached hereto as Exhibit D hereto (the "Fee Letter") compensation for all services rendered by the Collateral Agent and the Securities Intermediary hereunder. In addition, the Pledgor will upon demand pay to the Collateral Agent and the Securities Intermediary the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent and the Securities Intermediary may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Collateral Agent and Securities Intermediary hereunder or (d) the failure by the Pledgor to perform or observe any of the provisions hereof. It is understood that the compensation of the Collateral Agent and the Securities Intermediary may be adjusted from time to time to conform with their current guidelines (including, without limitation, fee, expenses and disbursements of counsel). If any fees, expenses or costs incurred by, or any obligations owed to, the Collateral Agent and the Securities Intermediary or their counsel hereunder are not promptly paid when due, the Collateral Agent and the Securities Intermediary may reimburse themselves therefor from the Collateral and may sell, convey or otherwise dispose of any Collateral for such purpose. The rights of the Collateral Agent and Securities Intermediary to payment under this Section 14 shall survive notwithstanding the termination of this Agreement or the resignation or removal of the Collateral Agent or the Securities Intermediary.

     SECTION 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor from the terms hereof, shall in any event be effective, unless the same shall be in writing and signed by each of the Collateral Agent, the Securities Intermediary and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Pledgor, the
Securities Intermediary and the Collateral Agent may amend this Agreement without the consent or approval of any holder or beneficial owner of the Preferred Stock for the purposes of (a) adding to the securities at any time held in the Collateral Account, (b) adding to the property at any time constituting the Collateral, (c) adding to the Pledgor's covenants or obligations under this Agreement for the benefit of the Securities Intermediary and the Collateral Agent as holder of the Promissory Note and for the benefit of the Secured Party, (d) surrendering any right or power conferred upon the Pledgor by this Agreement, (e) providing for the assumption of the Pledgor's obligations under this Agreement in the case of a merger, consolidation, conveyance, transfer or lease, to the extent such assumption is permitted under the Promissory Note and the Preferred Stock and does not adversely affect the rights of the Securuties Intermediary or the Collateral Agent under this Agreement, (f) curing any ambiguity or correcting or supplementing any defective provision contained in this Agreement; provided that such modification or amendment does not, in the good faith opinion of the board of directors of the Pledgor, adversely affect the rights of any holder or beneficial owner of the Preferred Stock in any respect; and (g) adding or modifying any other provisions which the Pledgor, the Securities Intermediary and the Collateral Agent may deem necessary or desirable and which will not adversely affect the interests of any holder or beneficial owner of the Preferred Stock in any respect. Notwithstanding anything contained in this agreement or any other document, instrument or agreement to the contrary, no amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor from the terms hereof, which adversely affects or may adversely affect the rights of any holder or beneficial owner of the Preferred Stock, shall be effective for any purpose unless consented to or approved by holders and beneficial owners of at least 66 2/3 of the Preferred Stock outstanding at the time of consent or vote of approval. The Collateral Agent and the Securities Intermediary shall not, and shall not be obligated, to sign any amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor from the terms hereof unless it shall have received a satisfactory opinion of counsel and upon which they may rely stating that (i) the terms of the amendment, waiver or consent does not and will not adversely affect the rights of any holder or beneficial owner of the Preferred Stock, or (ii) the terms of the amendment, waiver or consent has been consented to or approved by holders and beneficial owners of at least 66 2/3 of the Preferred Stock outstanding at the time of consent or vote of approval in a manner fully compliant with applicable law and the provisions of the Certificate of Amendment to the Pledgor's Certificate of Incorporation (the "Certificate"), setting forth the provisions governing the Preferred Stock. The Collateral Agent and the Securities Intermediary shall be fully protected in relying, and shall not incur any liability whatsoever on account of their reliance, on such opinion of counsel (which may be counsel to the Pledgor). All costs and expenses of counsel relating to the preparation and review of such opinion shall be borne by the Pledgor.

     SECTION 16. Addresses for Notices. Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given (i) five (5) business days following deposit in the mails if sent by registered or certified mail, postage prepaid, (ii) when sent, if sent by facsimile transmission, if receipt thereof is confirmed by successful transmission, (iii) when delivered, if delivered personally to the intended recipient and (iv) three (3) business days following deposit with a nationally recognized overnight courier service, in each case addressed as follows:

          if to the Pledgor, to:

          Corning Incorporated
          One Riverfront Plaza
          MP-HQ-E2-10
          Corning, New York  14831-0001
          Phone:  (607) 974-8679
          Facsimile:  (607)  974-6686
          Attention:  Corporate Secretary

          with a copy (which shall not constitute notice) to:

          Corning Incorporated
          One Riverfront Plaza
          MP-HQ-E2-24
          Corning, New York  14831-0001
          Phone:  (607) 974-8585
          Facsimile:  (607) 974-4160
          Attention:  Vice President and Treasurer

          If to the Securities Intermediary and/or the Collateral Agent:

          Citibank, N.A.
          Agency & Trust Escrow Group
          111 Wall Street, 14th Floor / Zone 3
          New York, NY  10043
          Telephone:  (212) 657-5810
          Facsimile:  (212) 657-2762
          Attention:  Ms. Barbara Bennett

          with a copy (which shall not constitute notice) to:

          Patterson, Belknap, Webb & Tyler LLP
          1133 Avenue of the Americas
          New York, NY  10036
          Telephone: (212) 336-2301
          Facsimile:  (212) 336-2222
          Attention:  Herman H. Raspe, Esq.

          or such other address or number as shall be furnished in writing by any such party.

     SECTION 17. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Collateral Agent and its successors, transferees and assigns. Upon the payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Collateral Agent will, upon receipt of (i) an opinion of counsel reasonably satisfactory to the Collateral Agent on which it may rely and specifying that all of the Obligations and all other amounts payable hereunder have been paid in full and (ii) an Officer's Certificate signed by the Vice President and Treasurer specifying that the all of the Obligations and all other amounts payable hereunder have been paid in full, cause the Security Intermediary to return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, return the Promissory Note to the Pledgor, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION 18. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the law of the State of New York (without regard for its conflict of laws principles other than Section 5-1401 of the New York General Obligations Law). Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Code are used herein as therein defined. The parties agree that New York is the "securities intermediary's jurisdiction" for all purposes hereof and of Articles 8 and 9 of the Code.

     SECTION 19. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR, THE SECURITIES INTERMEDIARY AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     SECTION 20. Indemnification. Pledgor shall be liable for and shall reimburse and indemnify each of the Securities Intermediary and the Collateral Agent and its employees, officers and directors and hold each of the Securities Intermediary and the Collateral Agent and its employees, officers and directors harmless from and against any and all claims, losses, actions, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively "Losses") arising from or in connection with its administration of this Agreement. In addition, when the Collateral Agent acts on any information, instructions, communications (including, but not limited, communications with respect to the wire transfer of funds), sent by telex or facsimile, the Collateral Agent, absent gross negligence, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of the Pledgor or is not in the form the Pledgor sent or intended to send (whether due to fraud, distortion or otherwise). The Pledgor shall indemnify the Collateral Agent and its employees, officers and directors against any Losses it may incur with its acting in accordance with any such communication. This
Section 20 shall survive notwithstanding the termination of this Agreement or the resignation or removal of the Collateral Agent or the Securities Intermediary.

     SECTION 21. Ambiguity; Dispute. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Collateral Agent hereunder, the Collateral Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Collateral, unless the Collateral Agent receives written instructions, signed by an Authorized Person of Pledgor, or an opinion of counsel reasonably satisfactory to it which eliminates such ambiguity or uncertainty.

     (b) In the event of any dispute between or conflicting claims by or among the Pledgor and/or the Secured Party and/or any other person or entity with respect to any Collateral, the Collateral Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Collateral so long as such dispute or conflict shall continue, and Collateral Agent shall not be or become liable in any way to the Pledgor or the Secured Party for failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Collateral Agent or (ii) the Collateral Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Any court order, judgment or decree shall be accompanied by a legal opinion by counsel for the presenting party, satisfactory to the Collateral Agent, to the effect that said order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been perfected. The Collateral Agent shall act on such court order and legal opinions without further question. The Collateral Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed an obligation of the Pledgor.

     SECTION 22. Appointment. The Pledgor hereby designates and appoints Citibank, N.A. as Collateral Agent and Securities Intermediary, and Citibank, N.A. hereby accepts such appointment and designation, solely in accordance with the terms and conditions of this Agreement. By accepting, purchasing and holding any of the Preferred Stock, any holder or beneficial owner of such Preferred Stock hereby consents to Citibank, N.A. acting in its capacity as Collateral Agent and as Securities Intermediary solely in accordance with the terms and conditions of this Agreement.

     SECTION 23. Resignation. (a) Each of the Collateral Agent and the Securities Intermediary may resign at any time by giving the Pledgor thirty (30) calendar days' prior written notice thereof.

     (b) Within thirty (30) calendar days after receiving the foregoing notice of resignation from the Collateral Agent or the Securities Intermediary, the Pledgor shall appoint a successor collateral agent or securities intermediary, as applicable. If a successor collateral agent and/or securities intermediary has not accepted such appointment by the end of such 30-day period, the Collateral Agent and/or the Securities Intermediary may, in its sole discretion,
(i) request a majority in interest of the holders and beneficial owners of the Preferred Stock to appoint an agent to receive and hold the Collateral and the Promissory Note and, upon such appointment, transfer the Collateral and the Promissory Note to such agent, and/or (ii) apply to a court of competent jurisdiction for the appointment of a successor collateral agent and/or securities intermediary or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Collateral Agent and/or the Securities Intermediary in connection with such proceeding shall be paid by, and be deemed an obligation of the Pledgor. In the event of any such resignation, the Collateral Agent and/or the Securities Intermediary shall have no further obligation with respect to the Collateral.

     (c) Upon receipt of the identity of the successor collateral agent, the Collateral Agent shall deliver the Promissory Note to the successor collateral agent and in the case of the appointment of a successor security intermediary shall cause the Securities Intermediary to deliver the Collateral then held hereunder to the successor securities intermediary, less the Collateral Agent's and the Securities Intermediary's fees, costs and expenses or other obligations owed to the Collateral Agent and/or the Securities Intermediary, or hold the Promissory Note and cause the Securities Intermediary to hold such Collateral (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid, and such successor collateral agent and/or such successor securities intermediary, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Collateral Agent and/or Securities Intermediary, as applicable, hereunder.

     (d) Upon delivery of the Promissory Note and the Collateral to the successor collateral agent or successor securities intermediary, the Collateral Agent and the Securities Intermediary, as applicable, shall have no further duties, responsibilities or obligations hereunder.

     SECTION 24. Appointment of Successor. (a) In case at any time any of the following shall occur:

          (i) the Collateral Agent or the Securities Intermediary shall fail to comply with the provisions of Section 5 of this Agreement;

          (ii) the Collateral Agent or the Securities Intermediary shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Collateral Agent or the Securities Intermediary or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or the Securities Intermediary or of its properties or affairs for the purposes of rehabilitation, conservation or liquidation; or

          (iii) the Pledgor shall determine that the Collateral Agent or the Securities Intermediary has failed to perform its obligations under this Agreement in any material respect,

then, in any such case, the Pledgor may remove the Collateral Agent and/or the Securities Intermediary and appoint a successor collateral agent or successor securities intermediary, as applicable, by written instrument, in duplicate, executed by order of the board of directors of the Pledgor, one copy of which instrument shall be delivered to the Collateral Agent and/or the Securities Intermediary so removed and one copy to the successor collateral agent or successor securities intermediary, as applicable. Any removal of the Collateral Agent and/or the Securities Intermediary and any appointment of a successor collateral agent or successor securities intermediary, as applicable, pursuant to this Section 24 shall become effective upon acceptance of appointment by the successor collateral agent or successor securities intermediary, as applicable, as provided in Section 24(b) hereof.

     (b) Any successor collateral agent or successor securities intermediary, as applicable, appointed as provided in Section 24(a) shall execute and deliver to the Company and to its predecessor Collateral Agent and/or Securities Intermediary an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent and/or the Securities Intermediary shall become effective and such successor collateral agent or successor securities intermediary, as applicable, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Collateral Agent and/or the Securities Intermediary hereunder.

     (c) Upon receipt of the identity of the successor collateral agent and/or successor securities intermediary, the Collateral Agent shall either deliver the Promissory Note to the successor collateral agent and, if applicable, cause the Securities Intermediary to deliver to the successor securities intermediary the Collateral then held hereunder, less the Collateral Agent's fees, and, if applicable, the Securities Intermediary's costs and expenses or other obligations owed to the Collateral Agent and, if applicable, the Securities Intermediary's, or hold the Promissory Note and, if applicable, cause the Securities Intermediary to hold such Collateral (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

     (d) Upon delivery of the Collateral and the Promissory Note to the successor securities intermediary and/or successor collateral agent, as applicable, the Collateral Agent and the Securities Intermediary, as applicable, shall have no further duties, responsibilities or obligations hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first written above.

                  Corning Incorporated

                  By /s/  JAMES B. FLAWS
                          -----------------------------------------
                          James B. Flaws
                          Vice Chairman and Chief Financial Officer

                  CITIBANK, N.A., in its capacity as the Collateral Agent

                  By /s/  CAMILLE TOMAO
                          -----------------------------------------
                          Camille Tomao
                          Vice President

                  CITIBANK, N.A., in its capacity as the Securities Intermediary

                  By /s/  CAMILLE TOMAO
                          -----------------------------------------
                          Camille Tomao
                          Vice President

                                    Exhibit A
                                    ---------

                  Securities Delivered by Pledgor as Collateral


CORNING SECURITY                                    TREASURY SECURITIES

                                                     CUSIP          Type      Maturity      Ask Yield   Offer Price
Date                             7/29/02            --------       ------     --------      ---------   -----------
Time                             4:00 PM            912833FR       STRIPS     11/15/02       1.100%       $99.6990
Amount                      $500,000,000            912820BF       STRIPS      2/15/03       1.500%        99.2187
                                                    912833FS       STRIPS      5/15/03       1.140%        99.1235
Coupon                             7.00%            912820BG       STRIPS      8/15/03       1.550%        98.4300
Payment Convention                30/360            912820DJ       STRIPS     11/15/03       1.700%        97.8657
Payment Frequency              Quarterly            912820BH       STRIPS      2/15/04       1.850%        97.2310
Coupon Days                           90            912820BJ       STRIPS      5/15/04       2.050%        96.4456
Long 1st Coupon Days                  99            912820BK       STRIPS      8/15/04       2.200%        95.6663
                                                    912803AB       STRIPS     11/15/04       2.420%        94.6758
Annual Coupon                $35,000,000            912820BM       STRIPS      2/15/05       2.500%        93.9197
Quarterly Coupon              $8,750,000            912803AD       STRIPS      5/15/05       2.700%        92.8292
Long 1st Coupon               $9,625,000            912803AG       STRIPS      8/15/05       2.950%        91.5228


PURCHASE INSTRUCTIONS                              CORNING COLLATERAL

Legal Name                   Corning Inc.                                           Number of               Excess Cash
Tax ID                       16--0393470                                              Strips                 for Early     Total
Contact Information          Mark Rogus             Coupon      Amount      Strip   Purchased  Offer Price  Settlement     Cost
                             Treasurer             --------   ----------   -------- ---------  -----------  ---------- -------------
                             One Riverfront Plaza  11/16/02   $9,625,000   912833FR   9,627     $99.6990      $2,000   $9,598,023.40
                             Corning, NY 14831      2/16/03    8,750,000   912820BF   8,752     $99.2187       2,000    8,683,621.75
                             Ref: Mand Pfd Stk      5/16/03    8,750,000   912833FS   8,752     $99.1235       2,000    8,675,287.86
Purchase Date                July 31, 2002          8/16/03    8,750,000   912820BG   8,752     $98.4300       2,000    8,614,597.31
                                                   11/16/03    8,750,000   912820DJ   8,752     $97.8657       2,000    8,565,204.83
                                                    2/16/04    8,750,000   912820BH   8,752     $97.2310       2,000    8,509,659.86
DELIVERY INSTRUCTIONS                               5/16/04    8,750,000   912820BJ   8,752     $96.4456       2,000    8,440,917.84
                                                    8/16/04    8,750,000   912820BK   8,752     $95.6663       2,000    8,372,717.56
Custodian Name               Citibank              11/16/04    8,750,000   912803AB   8,752     $94.6758       2,000    8,286,028.13
Fed Settlement Instructions  Citibank/              2/16/05    8,750,000   912820BM   8,752     $93.9197       2,000    8,219,849.92
                             Cust/                  5/16/05    8,750,000   912803AD   8,752     $92.8292       2,000    8,124,409.58
                             795331                 8/16/05    8,750,000   912803AG   8,752     $91.5228       2,000    8,010,078.14
Contact Information          Catherine Murray
                             212-657-5570                                          Treasury Collateral               $102,100,396.20
Settlement Date              August 6, 2002
                                                                                   Short Term Restricted Funds        $35,579,530.33
                                                                                   Long Term Restricted Funds         $66,520,865.87

                                    Exhibit B
                                    ---------
                             Incumbency Certificate
                        (Form of Incumbency Certificate)

                   CORNING INCORPORATED INCUMBENCY CERTIFICATE


The undersigned certifies that he/she is the ______________ of Corning Incorporated, a New York corporation (the "Company"), and as such s/he is authorized to execute this Certificate and further certifies that the following persons have been elected or appointed, are qualified, and are now acting as officers of the Company in the capacity or capacities indicated below, and that the signatures set forth opposite their respective names are their true and genuine signatures. He/she further certifies that any of the persons listed below are authorized jointly to sign agreements and give written instructions with regard to any matters pertaining to the Pledge, Assignment and Collateral Agency Agreement dated August 6, 2002 and the appointment of Citibank, N.A. as the Collateral Agent:


------------------------------- ----------------------------------- --------------------------- ---------------------------------
Name                            Title                               Phone                       Signature
------------------------------- ----------------------------------- --------------------------- ---------------------------------

------------------------------- ----------------------------------- --------------------------- ---------------------------------

------------------------------- ----------------------------------- --------------------------- ---------------------------------

------------------------------- ----------------------------------- --------------------------- ---------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this __ day of August, 2002.




                                              ---------------------------
                                              Name:
                                              Title:

Call Back Authorized Individuals:
The below listed persons (must list at least two individuals) have been designated Call Back Authorized Individuals of the Company and will be notified by Citibank, N.A. upon the release of Collateral from the collateral account(s) unless an original "Standing or Predefined Instruction" letter is on file with the Collateral Agent.


 ----------------------------------- ---------------------------------
 Name                                Phone
 ----------------------------------- ---------------------------------

 ----------------------------------- ---------------------------------

 ----------------------------------- ---------------------------------

                                    Exhibit C
                                    ---------


           ----------------------------------------------------------

                COLLATERAL & PAYING AGENTS DELIVERY INSTRUCTIONS

           ----------------------------------------------------------


To:      Citibank, N.A.,
             as Collateral Agent and Paying Agent
         Agency & Trust Escrow Group
         111 Wall Street, 14th Floor/Zone 3
         New York, NY 10043

Facsimile:                 (212) 657-2762
---------
Fax Confirmation No:       (212) 657-5810
-------------------


Attention:    Ms. Barbara Bennett


Sequence No.: ____________________________


              Re: Corning 7.00% Series C Mandatory Convertible Preferred Stock Pledge, Assignment and Collateral Agency Agreement dated as of August 6, 2002 ("Collateral Agreement") and Paying Agency Agreement, dated as of August 6, 2002 ("Paying Agency Agreement"), between Citibank, N.A. and Corning Incorporated
                    ------------------------------------------------------------


     The undersigned as Authorized Person of Pledgor (under the terms of the Collateral Agreement) and as Issuer Authorized Person (under the terms of the Paying Agency Agreement) hereby irrevocably instructs Citibank, N.A., as Collateral Agent under the terms of the Collateral Agreement and as Paying Agent under the Paying Agency Agreement, take the actions identified below in accordance with the following instructions:

--------------------------------------------------------------------------------

                   PLEASE COMPLETE EACH APPLICABLE BOX BELOW.

--------------------------------------------------------------------------------

          Source of Funds to be Delivered to Paying Agent:

--------------------------------------------------------------------------------
(a)       (i)    Specific Collateral to be liquidated:    ----------------------
                                                          (Specify Amount)
                                                          CUSIP No.
------------------------------------------------------    ----------------------
          (ii)   Broker or dealer to be used for
                 liquidation:
------------------------------------------------------    ----------------------

(b)       Cash in Collateral Account:                     $
------------------------------------------------------    ----------------------

(c)       Cash to be received from Corning:               $
------------------------------------------------------    ----------------------

(d)       Total amount to be delivered to
          Paying Agent:                                   $
--------------------------------------------------------------------------------
Note: If no broker or dealer is specified in Item (a)(ii) above, any liquidation of Collateral specified herein may be executed through an affiliated broker or dealer of the Collateral Agent and such broker or dealer, along with the Collateral Agent, shall be entitled to its usual and customary fees. It is agreed and understood that the Collateral Agent may earn fees associated with the liquidation(s) specified above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Delivery of Funds by Paying Agent:

---------------------------------------------------   --------------------------
(a)      Purpose of Payment:
                                                      --------------------------

---------------------------------------------------   --------------------------

(b)      Amount of cash to be delivered by Paying
         Agent:                                       $

---------------------------------------------------   --------------------------

(c)      Date on which funds are to be delivered by
         Paying Agent:
---------------------------------------------------   --------------------------
(d)      DTC account to receive funds:

---------------------------------------------------   --------------------------

(e)      DTC Participants to receive funds:           Acct No.:

                                                      $
---------------------------------------------------   --------------------------



--------------------------------------------------------------------------------
Corning Incorporated



By: ---------------------------------
              Signature
Name: -------------------------------
Title: ------------------------------
Date: -------------------------------
Telephone No: -----------------------
E-mail Address: ---------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[In the event of receipt of fax instructions signature verification and call - back procedures will apply]

                                    Exhibit D
                                    ---------


                                    CITIBANK

                                SCHEDULE OF FEES
                 FOR SERVICES AS COLLATERAL AGENT, PAYING AGENT
                                       For
                   Mandatory Convertible Preferred Stock Issue

                                  July 24, 2002


Acceptance Fee - Collateral Agent:
----------------------------------

To cover the acceptance of the appointment under the collateral agreement, the study of the collateral agreement and the supporting documents submitted in connection with the execution and delivery thereof, communication with other members of the working group, attendance at closing in New York:

         $5,000 - one time fee, due upon closing

Acceptance Fee - Paying Agent:
------------------------------

To cover the acceptance of the appointment under the collateral agreement, the study of the collateral agreement and the supporting documents submitted in connection with the execution and delivery thereof, communication with other members of the working group, attendance at closing in New York:

         $5,000 - one time fee, due upon closing

Annual Administration Fee - Collateral Agency:
----------------------------------------------

To cover the normal administrative functions of the collateral agent under the documents, our duties include the administration of the USD collateral accounts under the collateral agreement and the supporting documents, including generation of monthly reports, daily transaction confirmations, administration of the accounts under the collateral agreement:

         $15,000 per annum, due at the beginning of each year

Annual Administration Fee - Paying Agency:
------------------------------------------

To cover the normal administrative functions of the collateral agent under the documents, our duties include the administration of the USD collateral accounts under the collateral agreement and the supporting documents, including generation of monthly reports, daily transaction confirmations, administration of the accounts under the collateral agreement:

         $15,000 per annum, due at the beginning of each year

Transaction Fees: $15 per wire for settlement of early conversions, as and when they occur. These transaction fees are waived if funds are invested in an approved Money Market Mutual Fund. Information regarding various funds can be provided upon request.

Legal Fees:
-----------

To cover review of legal documents by Citibank's outside counsel on behalf of Citibank Agency & Trust:

         AT COST

Schedule Assumption:
--------------------

..    Subject to internal approval and satisfactory review of the documentation;
..    Documentation under New York law;
..    Fees are net of applicable Stamp and/or VAT tax.

The above schedule of fees does not include charges for out-of-pocket expenses or for any services of an extraordinary nature that we or our legal counsel may be called upon from time to time to perform in either an agency or fiduciary capacity, nor does it include the fees of our legal counsel. Fees are also subject to satisfactory review of the documentation, and we reserve the right to modify them should the characteristics of the transaction change. Our participation in this transaction is subject to internal approval. The acceptance fee is payable upon execution of this document. Indemnification for the corporate trust appointment will be provided by the sponsor(s)/parent company. Should this schedule of fees be accepted and agreed upon and work commenced on this transaction but subsequently halted, the Acceptance Fee and legal fees incurred, if any, will still be payable in full. This Fee Schedule is offered for, and applicable to the program cited on page one only, and is guaranteed for sixty days from the date on this proposal. After sixty days, this offer can be extended in writing only.

Signed:                                         Agreed and Accepted:
CITIBANK, N.A.


/s/ Robert Anthony Evans, Jr.                   /s/  Mark S. Rogus
----------------------------------              --------------------------------
Robert Anthony Evans, Jr.                                (Signature)
Vice President
                                                     Mark S. Rogus
                                                --------------------------------
                                                         (Print Name)

                                                  Vice President and Treasurer
                                                --------------------------------
                                                         (Title)

                                                --------------------------------

                                                                    Exhibit 99.3

                             PAYING AGENCY AGREEMENT
                             -----------------------


     THIS PAYING AGENCY AGREEMENT (this Paying Agency Agreement together with all exhibits and schedules hereto, as each case is amended and supplemented in accordance with the terms hereof, the "Agreement"), dated as of August 6, 2002, by and between:

     CORNING INCORPORATED, a corporation organized and existing under the laws of the State of New York (the "Issuer"); and

     CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America ("Citibank"), solely in its capacity as Paying Agent (Citibank in such capacity the "Paying Agent" including, unless the context otherwise requires, any successor Paying Agent appointed in accordance with the terms hereof);

                          W I T N E S S E T H   T H A T :
                          -------------------------------

     WHEREAS, the Issuer proposes to issue 5,000,000 shares of 7.00% Series C Mandatory Convertible Preferred Stock (the "Preferred Stock") which will pay certain annual dividends, and which is convertible and redeemable as set forth in the Issuer's Prospectus Supplement dated July 31, 2002 to Prospectus dated March 29, 2002 (the "Prospectus");

     WHEREAS, concurrently herewith the Issuer and Citibank have entered into that certain Pledge, Assignment and Collateral Agency Agreement pursuant to the terms of which the Issuer has, inter alia, granted the Collateral Agent thereunder a security interest in the Collateral (as defined therein) to secure its obligations under a promissory note issued by it in connection with its obligations to pay all dividends declared on the Preferred Stock;

     WHEREAS, the Issuer has appointed Computershare Investor Services, LLC to act as transfer agent and registrar (the "Registrar and Transfer Agent") for the Preferred Stock; and

         WHEREAS, the Issuer wishes to appoint Citibank, and Citibank is willing to act as, Paying Agent for the Preferred Stock in each case in accordance with the terms hereof;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby irrevocably acknowledged, the Issuer and Citibank agree as follows:

     1. Appointment.

     The Issuer hereby appoints Citibank, and Citibank hereby agrees to act, as Paying Agent at its offices specified in Section 11 hereof in connection with the Preferred Stock solely upon the terms and subject to the conditions set forth in this Agreement.

     2. Receipt and Distribution of Payment Amounts.

     (a) Subject to the timely receipt of funds upon the terms specified in subsection (b) below, the Paying Agent shall make payments of dividends and any cash amounts due upon redemption or conversion in respect of the Preferred Stock in accordance with written instructions substantially in the form of Exhibit A hereto signed by a person designated by the Issuer on an incumbency certificate substantially in the form of Exhibit B hereto as authorized to act on its behalf (an "Issuer Authorized Person"), received at least two (2) New York City business days prior to the Payment Date (as hereinafter defined), specifying the name and address of the payee or the payee's account with the DTC (as defined below), the amount to be paid to such payee (the "Payment Amount") and the date on which such payment is to be made (the "Payment Date").

     (b) In order to provide for the payment of the Payment Amount, the Issuer shall unconditionally deliver or procure to be delivered in United States Dollars ("Dollars") to the account of the Paying Agent in New York City, as designated by the Paying Agent from time to time, for value not later than one
(1) New York City business day prior to any Payment Date, an amount sufficient (together with any funds then held by the Paying Agent which are available for such purpose) to pay the Payment Amount.

     (c) The Issuer shall, on or before 10:00 a.m. in New York City two New York City business days prior to each Payment Date, send to the Paying Agent a copy of an irrevocable payment instruction to the bank through which the Issuer is to make each payment pursuant to this Section 2.

     3. Notification in the Event of Non-Payment.

     The Paying Agent shall forthwith notify the Issuer if it has not, one (1) New York City business day prior to each Payment Date, received in the manner provided in Section 2(b) hereof (together with any funds held by the Paying Agent which are available for such purpose) the full amount in Dollars of the Payment Amounts payable on the Payment Date.

     4. Paying Agent's Duties in Respect of Payments.

     (a) Subject to receipt of funds in the manner set out in Section 2(b) hereof, the Paying Agent shall act as agent of the Issuer on and after each Payment Date of the amounts due to be paid with respect to the Preferred Stock in accordance with the instructions received from an Issuer Authorized Person. Without prejudice to the obligations of the Issuer to deliver funds in accordance with the provisions of Section 2(b) hereof, if delivery of the appropriate amounts mentioned in Section 2(b) shall be made by or on behalf of the Issuer later than the time, but otherwise in accordance with the provisions, mentioned therein, the Paying Agent will act as agent of the Issuer in respect of the Preferred Stock and make or cause to be made payments as mentioned in this subsection (a) so long as the payment is made prior to 11:00 a.m. (New York time) on the Payment Date. Notwithstanding the foregoing, if for any reason the amounts received by the Paying Agent pursuant to Section 2(b) hereof shall be insufficient (together with any funds held by the Paying Agent which are available for such purpose) to satisfy all claims for any Payment Amount then due and payable in respect of the Preferred Stock, the Paying Agent shall not be bound to pay any such claim until the Paying Agent has received the full Payment Amount then due and payable in respect of the Preferred Stock or other arrangements satisfactory to the Paying Agent have been made. All payments to be made by the Paying Agent hereunder shall be made without charging any commission or fee to the holders of the Preferred Stock.

     (b) (i) Payment of the Payment Amount will be in Dollars (i) in the case of Preferred Stock held in The Depository Trust Company ("DTC"), by wire transfer
(x) in the case of dividend payments to: "Chase NYC, ABA #021-000-021, for credit to the A/C of The Depository Trust Co. (Cede & Co.) Dividend Deposit A/C, A/C #066-026776," and (y) in the case of conversion or redemption payments to:
"Chase NYC, ABA #021-000-021, for credit to the A/C of The Depository Trust Co. (Cede & Co.) Reorg Deposit A/C, A/C #066-027608," or such other account as DTC may designate to the Paying Agent, and (ii) in the case of Preferred Stock held in registered certificated form outside of DTC by check drawn on a bank in New York City, payable to the order of the person, and mailed to the address, specified in writing by the Issuer.

     (ii) Where any payment pursuant to (i) above is to be made by check, the Paying Agent shall mail such check on the applicable Payment Date, or if that date is not a New York City business day on the next succeeding New York City business day.

     (iii) Where any payment pursuant to (i) above is to be made by wire transfer to a specified account, the Paying Agent shall initiate payment for value on the applicable Payment Date, or, if that is not a New York City business day for value on the next succeeding New York City business day.

     5. Remuneration and Expenses.

     The Issuer will pay to the Paying Agent in accordance with the terms of the Fee Letter attached hereto as Exhibit C (the "Fee Letter") (i) compensation for all services rendered by the Paying Agent hereunder, and (ii) all expenses, disbursements and advances incurred or made by the Paying Agent in connection with its services performed under this Agreement promptly upon receipt from the Paying Agent of notification of the amount of such expenses.

     The rights of the Paying Agent to payment under this Section 5 shall survive the resignation or removal of the Paying Agent and the termination of this Agreement.

     6. Funds held by the Paying Agent.

     The Paying Agent shall establish a non-interest bearing deposit account to hold all funds received by the Paying Agent under this Agreement and any and all funds received and held by the Paying Agent under this Agreement shall be held in such non-interest bearing deposit account until application thereof in accordance with the provisions of this Agreement.

     7. Duties and Responsibilities of the Paying Agent.

     (a) The duties, responsibilities and obligations of the Paying Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Paying Agent shall have no duty to solicit any Payment Amount. The Paying Agent shall not be subject to, nor required to comply with, any other agreement to which the Issuer is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from the Issuer or an entity acting on its behalf. The Paying Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder.

     (b) (i) If at any time the Paying Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects any Payment Amount (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Payment Amount), the Paying Agent is authorized to comply therewith in any manner it or legal counsel of its own choosing deems appropriate. If the Paying Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Paying Agent shall not be liable to any person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

     (ii) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Paying Agent hereunder, the Paying Agent may, in its sole discretion, refrain from taking any action other than retaining possession of any Payment Amounts, unless the Paying Agent receives written instructions, signed by an Issuer Authorized Person, which eliminates such ambiguity or uncertainty.

     (iii) In the event of any dispute between or conflicting claims by or among the Issuer and/or any other person or entity with respect to a Payment Amount, the Paying Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Payment Amount so long as such dispute or conflict shall continue, and the Paying Agent shall not be or become liable in any way to the Issuer for failure or refusal to comply with such conflicting claims, demands or instructions. The Paying Agent shall be entitled to refuse to act until, in its sole discretion, either (x) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Paying Agent or (y) the Paying Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses (as hereinafter defined) which it may incur by reason of so acting. Any court order, judgment or decree shall be accompanied by a legal opinion by counsel for the presenting party, satisfactory to the Paying Agent, to the effect that said order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been perfected. Any court order, judgment or decree shall be delivered to the Paying Agent under separate cover by the prevailing party. The Paying Agent shall act on such court order and legal opinions without further question. The Paying Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by and shall be deemed an obligation of the Issuer.

     (c) (i) The Paying Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Paying Agent be liable (A) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from an Issuer Authorized Person, (B) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated, (C) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians, (D) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Payment Amounts prior to distribution thereof pursuant to the terms hereof, or any loss of interest incident to any such delays, or (E) for an amount in excess of the value of any Payment Amount valued as of the date of receipt, but only to the extent of direct money damages.

     (ii) The Paying Agent may consult with legal counsel of its own choosing at the expense of the Issuer as to any matter relating to this Agreement, and the Paying Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

     (iii) The Paying Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Paying Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God, war or terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

     (d) The Paying Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Paying Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (e) The Paying Agent shall provide to the Issuer monthly statements identifying transactions, transfers or holdings of any Payment Amounts and each such statement shall be deemed to be correct and final upon receipt thereof by the Issuer unless the Paying Agent is notified in writing, by the Issuer, to the contrary within thirty (30) business days of the date of such statement.

     (f) The Paying Agent does not have any interest in any of the Payment Amounts received by it hereunder but is serving as the Paying Agent only in respect of receiving and distributing such Payment Amounts as provided in
Section 2 hereof. Any payments hereunder shall be subject to withholding regulations then in force with respect to United States taxes and, if applicable, to the country in which the Paying Agent is located. The Issuer will provide the Paying Agent with appropriate W-9 forms for tax I.D. number certifications or W-8 forms for non-resident alien certifications with respect to United States taxes. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation or removal of the Paying Agent.

     (g) Except to the extent specifically required to do so pursuant to the terms of this Agreement, the Paying Agent shall not have any responsibility for making or verifying the accuracy of any calculations made in respect of the Preferred Stock.

     8. Indemnification.

     The Issuer shall be liable for and shall reimburse and indemnify the Paying Agent (and any predecessor Paying Agent) and hold the Paying Agent harmless from and against any and all claims, losses, actions, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively "Losses") arising from or in connection with its administration of this Agreement, provided, however, that nothing contained herein shall require the Paying Agent to be indemnified for Losses caused by its own gross negligence or own willful misconduct for which the Paying Agent has assumed liability pursuant to Section 7(c). In addition, when the Paying Agent acts on any information, instructions, communications, (including, but not limited to, communications with respect to the wire transfer of funds) sent by telex or facsimile, the Paying Agent, absent gross negligence, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of the Issuer or is not in the form the Issuer sent or intended to send (whether due to fraud, distortion or otherwise). The Issuer shall indemnify the Paying Agent against any loss, liability, claim or expense (including legal fees and expenses) it may incur with its acting in accordance with any such communication. This paragraph shall survive the termination of this Agreement or the resignation or removal of the Paying Agent.

     9. Miscellaneous.

     (a) The Paying Agent and its officers, directors and employees, may become the owner of, or acquire any interest in, any Preferred Stock with the same rights that it or they would have if it were not appointed hereunder, and may engage or obtain an interest in any financial or other transaction with the Issuer.

     (b) Any corporation into which the Paying Agent may be merged or converted or any corporation with which the Paying Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Paying Agent shall be party shall, to the extent permitted by applicable law, be the successor Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding. Notice of any such merger, conversion or consolidation shall forthwith be given to the Issuer.

     (c) Except as otherwise permitted herein, this Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

     (d) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

     (e) The Issuer hereby represents and warrants (i) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, (ii) that the execution, delivery and performance of this Agreement by such person does not and will not violate any applicable law or regulation and (iii) that the persons specified to the Paying Agent as "Issuer Authorized Person" are authorized to act on behalf of the Issuer.

     (f) The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in fall force and effect.

     (g) This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

     (h) This Agreement shall terminate upon receipt by the Paying Agent of notice from the Issuer that all of the Preferred Stock has been redeemed, converted or otherwise cancelled. The provisions of this Section 9 and Sections 7(c), 8, 11 and 12 shall survive termination of this Agreement and/or the resignation or removal of the Paying Agent.

     (i) No printed or other material in any language, including prospectuses other than the Prospectus, notices, reports, and promotional material which mentions "Citibank, N.A." by name or the rights, powers, or duties of the Paying Agent under this Agreement shall be issued by Issuer, without the prior written consent (which shall not be unreasonably withheld) of the Paying Agent.

     (j) The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

     (k) No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties and any attempted assignment in contravention of this provision shall be null and void.

     10. Changes in Paying Agent.

     (a) The Issuer may terminate the appointment of the Paying Agent at any time upon thirty (30) calendar days prior notice in writing. The Paying Agent may resign at any time upon fifteen (15) calendar days' prior written notice thereof.

     (b) If the appointment of the Paying Agent hereunder is terminated or the Paying Agent resigns its appointment hereunder, upon request of the Issuer, the Paying Agent shall execute and deliver an instrument transferring to the successor Paying Agent all of its rights (other than its rights to indemnity and payment hereunder) and powers and shall duly assign, transfer and deliver to the successor Paying Agent all property and money held by it in connection with its appointment as Paying Agent, but shall have no other duties or responsibilities hereunder.

     (c) Within ten (10) calendar days after giving the foregoing notice of removal to the Paying Agent or receiving the foregoing notice of resignation from the Paying Agent, the Issuer shall appoint a successor Paying Agent, and provide written notice of such to the Paying Agent that is being removed or resigning. If a successor Paying Agent has not accepted such appointment by the end of such 10-day period, the Paying Agent may apply to a court of competent jurisdiction for the appointment of a successor Paying Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys fees and expenses) incurred by the Paying Agent in connection with such proceeding shall be paid by the Issuer. In the event of any such resignation or removal, the Paying Agent shall have no further obligation with respect to this Agreement.

     (d) Upon the acceptance of the appointment of the successor Paying Agent, if applicable, and delivery of any Payment Amounts held by the predecessor Paying Agent hereunder, the predecessor Paying Agent shall have no further duties, responsibilities or obligations hereunder.

     (e) If the Paying Agent shall change its specified office, it shall give to the Issuer not less than 30 days' prior written notice to that effect giving the address of the new specified office.

     11. Notices.

     Any notice, demand, request, authorization, consent, election or waiver to the Issuer or the Paying Agent required or permitted to be given, made or served for any purposes under this Agreement shall be in writing in the English language and shall be given, made or served by sending the same by prepaid post (first class if domestic, first class airmail if overseas) or by telegram or facsimile or by delivering it by hand as follows:

To the Issuer:                      Corning Incorporated
                                    One Riverfront Plaza
                                    MP-HQ-E2-10
                                    Corning, New York  14831-0001


                                    Facsimile No.:  (607) 974-6686
                                    Telephone No.:  (607) 974-8679
                                    Attention:  Corporate Secretary

With a copy to:                     Corning Incorporated
                                    One Riverfront Plaza
                                    MP-HQ-E2-24
                                    Corning, New York  14831-0001


                                    Facsimile No.:  (607) 974-4160
                                    Telephone No.:  (607) 974-8585
                                    Attention:  Vice President and Treasurer

To the Paying Agent:                Citibank, N.A.
                                    Agency & Trust Escrow Group
                                    11 Wall Street, 14th Floor/Zone 3
                                    5th Floor
                                    New York, New York  10043

                                    Facsimile No.:  (212) 657-5810
                                    Telephone No.:  (212) 657-2762
                                    Attention:  Ms. Barbara Bennett

With a copy to:                     Patterson, Belknap, Webb & Tyler LLP
                                    1133 Avenue of the Americas
                                    New York, New York  10036

                                    Facsimile No.:  (212) 336-2222
                                    Telephone No.:  (212) 336-2000
                                    Attention:  Herman H. Raspe, Esq.

or to such other address or person(s) as shall have been notified (in accordance with this Section 10) to the other parties hereto. Any such communication sent by post as aforesaid shall be deemed to have been given only upon actual receipt thereof by an addressee and any such communication sent by facsimile as aforesaid shall be deemed to have been given, made or served 24 hours after the time of dispatch and in the case of a communication by facsimile, such notice shall forthwith be confirmed by mail. The failure of the addressee to receive or the time of receiving such confirmation shall not invalidate or affect the relevant communication by telegram or facsimile.

     The Paying Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Issuer or by a person or persons authorized by the Issuer based on the incumbency certificate dated as of August 6, 2002 delivered by the Issuer provided in connection with this Agreement. Until the Paying Agent receives a subsequent incumbency certificate, the Paying Agent shall be entitled to rely on the last incumbency certificate delivered to the Paying Agent. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or a banking holiday in New York, such time shall be extended to the next day on which the Paying Agent is open for business.

     12. Governing Law, Jurisdiction and Waiver.

     This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Issuer and the Paying Agent hereby waives the right to trial by jury and to assert counterclaims in any proceedings relating hereto. To the extent that in any jurisdiction any of the Issuer may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Issuer waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

     13. Counterparts.

     This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

                            [Signature Page Follows]

     IN WITNESS whereof each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                              CORNING INCORPORATED


                              By: /s/  JAMES B. FLAWS
                                       -----------------------------------------
                                       James B. Flaws
                                       Vice Chairman and Chief Financial Officer




                              CITIBANK, N.A.,
                                   as Paying Agent



                              By: /s/  CAMILLE TOMAO
                                       -----------------------------------------
                                       Camille Tomao
                                       Vice President

                                    Exhibit A
                                    ---------



                    ---------------------------------------

                           COLLATERAL & PAYING AGENTS
                              DELIVERY INSTRUCTIONS

                    ---------------------------------------


To:      Citibank, N.A.,
             as Collateral Agent and Paying Agent
         Agency & Trust Escrow Group
         111 Wall Street, 14th Floor/Zone 3
         New York, NY 10043

Facsimile:                 (212) 657-2762
---------
Fax Confirmation No:       (212) 657-5810
-------------------


Attention:      Ms. Barbara Bennett


Sequence No.:   ____________________________


                Re: Corning 7.00% Series C Mandatory Convertible Preferred Stock
                    Pledge, Assignment and Collateral Agency Agreement dated as of August 6, 2002 ("Collateral Agreement") and Paying Agency Agreement, dated as of August 6, 2002 ("Paying Agency Agreement"), between Citibank, N.A. and Corning Incorporated
                    ------------------------------------------------------------


     The undersigned as Authorized Person of Pledgor (under the terms of the Collateral Agreement) and as Issuer Authorized Person (under the terms of the Paying Agency Agreement) hereby irrevocably instructs Citibank, N.A., as Collateral Agent under the terms of the Collateral Agreement and as Paying Agent under the Paying Agency Agreement, take the actions identified below in accordance with the following instructions:

--------------------------------------------------------------------------------
                   PLEASE COMPLETE EACH APPLICABLE BOX BELOW.


--------------------------------------------------------------------------------

          Source of Funds to be Delivered to Paying Agent:

--------------------------------------------------------------------------------
(a)       (i)      Specific Collateral to be liquidated:
                                                         -----------------------
                                                         (Specify amount)
                                                         CUSIP No. -------------

----------------------------------------------------     -----------------------
          (ii)     Broker or dealer to be used for
                  liquidation:
----------------------------------------------------     -----------------------

(b)       Cash in Collateral Account:                    $
----------------------------------------------------     -----------------------

(c)       Cash to be received from Corning:              $
----------------------------------------------------     -----------------------

(d)       Total amount to be delivered to
          Paying Agent:                                  $
----------------------------------------------------     -----------------------
--------------------------------------------------------------------------------
Note: If no broker or dealer is specified in Item (a)(ii) above, any liquidation of Collateral specified herein may be executed through an affiliated broker or dealer of the Collateral Agent and such broker or dealer, along with the Collateral Agent, shall be entitled to its usual and customary fees. It is agreed and understood that the Collateral Agent may earn fees associated with the liquidation(s) specified above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Delivery of Funds by Paying Agent:

--------------------------------------------------------------------------------
----------------------------------------------------     -----------------------
(a)      Purpose of Payment:
                                                         -----------------------

----------------------------------------------------     -----------------------

(b)      Amount of cash to be delivered by Paying
         Agent:                                          $

----------------------------------------------------     -----------------------

(c)      Date on which funds are to be delivered by
         Paying Agent:
----------------------------------------------------     -----------------------
(d)      DTC account to receive funds:

----------------------------------------------------     -----------------------

(e)      DTC Participants to receive funds:              Acct No.:

                                                         $
----------------------------------------------------     -----------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Corning Incorporated



By: ----------------------------------
               Signature
Name: --------------------------------
Title: -------------------------------
Date: --------------------------------
Telephone No: ------------------------
E-mail Address: ----------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


[In the event of receipt of fax instructions signature verification and call - back procedures will apply]

                                    Exhibit B
                                    ---------

                         Form of Incumbency Certificate

                   corning incorporated incumbency certificate

The undersigned certifies that he/she is the ______________ of Corning Incorporated, a New York corporation (the "Company"), and as such s/he is authorized to execute this Certificate and further certifies that the following persons have been elected or appointed, are qualified, and are now acting as officers of the Company in the capacity or capacities indicated below, and that the signatures set forth opposite their respective names are their true and genuine signatures. He/she further certifies that any of the persons listed below are authorized jointly to sign agreements and give written instructions with regard to any matters pertaining to the Paying Agency Agreement dated August 6, 2002 and the appointment of Citibank, N.A. as the Paying Agent:


------------------------------- ----------------------------------- --------------------------- ---------------------------------
Name                            Title                               Phone                       Signature
------------------------------- ----------------------------------- --------------------------- ---------------------------------

------------------------------- ----------------------------------- --------------------------- ---------------------------------

------------------------------- ----------------------------------- --------------------------- ---------------------------------

------------------------------- ----------------------------------- --------------------------- ---------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this __ day of August, 2002.




                                               ---------------------------
                                               Name:
                                               Title:



Call Back Authorized Individuals:

The below listed persons (must list at least two individuals) have been designated Call Back Authorized Individuals of the Company and will be notified by Citibank, N.A. upon the payment of any amounts by the Paying Agent under the Paying Agency Agreement unless an original "Standing or Predefined Instruction" letter is on file with the Paying Agent.



 ----------------------------------- ---------------------------------
 Name                                Phone
 ----------------------------------- ---------------------------------

 ----------------------------------- ---------------------------------

 ----------------------------------- ---------------------------------

                                   Exhibit C
                                   ---------


                                    CITIBANK

                                SCHEDULE OF FEES
                 FOR SERVICES AS COLLATERAL AGENT, PAYING AGENT
                                       For
                   Mandatory Convertible Preferred Stock Issue

                                  July 24, 2002


Acceptance Fee - Collateral Agent:
----------------------------------

To cover the acceptance of the appointment under the collateral agreement, the study of the collateral agreement and the supporting documents submitted in connection with the execution and delivery thereof, communication with other members of the working group, attendance at closing in New York:

         $5,000 - one time fee, due upon closing

Acceptance Fee - Paying Agent:
------------------------------

To cover the acceptance of the appointment under the collateral agreement, the study of the collateral agreement and the supporting documents submitted in connection with the execution and delivery thereof, communication with other members of the working group, attendance at closing in New York:

         $5,000 - one time fee, due upon closing

Annual Administration Fee - Collateral Agency:
----------------------------------------------

To cover the normal administrative functions of the collateral agent under the documents, our duties include the administration of the USD collateral accounts under the collateral agreement and the supporting documents, including generation of monthly reports, daily transaction confirmations, administration of the accounts under the collateral agreement:

         $15,000 per annum, due at the beginning of each year

Annual Administration Fee - Paying Agency:
------------------------------------------

To cover the normal administrative functions of the collateral agent under the documents, our duties include the administration of the USD collateral accounts under the collateral agreement and the supporting documents, including generation of monthly reports, daily transaction confirmations, administration of the accounts under the collateral agreement:

         $15,000 per annum, due at the beginning of each year

Transaction Fees: $15 per wire for settlement of early conversions, as and when they occur. These transaction fees are waived if funds are invested in an approved Money Market Mutual Fund. Information regarding various funds can be provided upon request.

Legal Fees:
-----------

To cover review of legal documents by Citibank's outside counsel on behalf of Citibank Agency & Trust:

         AT COST

Schedule Assumption:
--------------------

..    Subject to internal approval and satisfactory review of the documentation;
..    Documentation under New York law;
..    Fees are net of applicable Stamp and/or VAT tax.

The above schedule of fees does not include charges for out-of-pocket expenses or for any services of an extraordinary nature that we or our legal counsel may be called upon from time to time to perform in either an agency or fiduciary capacity, nor does it include the fees of our legal counsel. Fees are also subject to satisfactory review of the documentation, and we reserve the right to modify them should the characteristics of the transaction change. Our participation in this transaction is subject to internal approval. The acceptance fee is payable upon execution of this document. Indemnification for the corporate trust appointment will be provided by the sponsor(s)/parent company. Should this schedule of fees be accepted and agreed upon and work commenced on this transaction but subsequently halted, the Acceptance Fee and legal fees incurred, if any, will still be payable in full. This Fee Schedule is offered for, and applicable to the program cited on page one only, and is guaranteed for sixty days from the date on this proposal. After sixty days, this offer can be extended in writing only.

Signed:                                         Agreed and Accepted:
CITIBANK, N.A.


/s/ Robert Anthony Evans, Jr.                   /s/  Mark S. Rogus
----------------------------------              --------------------------------
Robert Anthony Evans, Jr.                                (Signature)
Vice President
                                                     Mark S. Rogus
                                                --------------------------------
                                                         (Print Name)

                                                  Vice President and Treasurer
                                                --------------------------------
                                                         (Title)

                                                --------------------------------